EXECUTION COPY


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                       GMACM MORTGAGE LOAN TRUST 2003-GH2,


                                   as Issuer,


                                       and


                              JPMORGAN CHASE BANK,

                              as Indenture Trustee

                    ----------------------------------------


                                    INDENTURE

                          Dated as of December 22, 2003

                    ----------------------------------------


                       GMACM MORTGAGE LOAN TRUST 2003-GH2

                     GMACM Mortgage Loan-Backed Term Notes,

                                 Series 2003-GH2



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                                TABLE OF CONTENTS

                                                                                         PAGE

ARTICLE I         Definitions...............................................................1

        Section 1.01      Definitions.......................................................1

        Section 1.02      Incorporation by Reference of Trust Indenture Act.................2

        Section 1.03      Rules of Construction.............................................2

ARTICLE II        Original Issuance of Notes................................................2

        Section 2.01      Form..............................................................2

        Section 2.02      Execution, Authentication and Delivery............................3

ARTICLE III       Covenants.................................................................3

        Section 3.01      Collection of Payments with Respect to the Mortgage Loans.........3

        Section 3.02      Maintenance of Office or Agency...................................4

        Section 3.03      Money for Payments to Be Held in Trust; Paying Agent..............4

        Section 3.04      Existence.........................................................5

        Section 3.05      Priority of Distributions.........................................5

        Section 3.06      Protection of Trust Estate.......................................10

        Section 3.07      Opinions as to Trust Estate......................................10

        Section 3.08      Performance of Obligations; Servicing Agreement..................11

        Section 3.09      Negative Covenants...............................................11

        Section 3.10      Annual Statement as to Compliance................................12

        Section 3.11      Recordation of Assignments.......................................12

        Section 3.12      Representations and Warranties Concerning the Mortgage Loans.....12

        Section 3.13      Assignee of Record of the Mortgage Loans.........................12

        Section 3.14      Servicer as Agent and Bailee of the Indenture Trustee............13

        Section 3.15      Investment Company Act...........................................13

        Section 3.16      Issuer May Consolidate, etc......................................13

        Section 3.17      Successor or Transferee..........................................15

        Section 3.18      No Other Business................................................15

        Section 3.19      No Borrowing.....................................................15

        Section 3.20      Guarantees, Loans, Advances and Other Liabilities................15

        Section 3.21      Capital Expenditures.............................................15


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

        Section 3.22      Owner Trustee Not Liable for Certificates or Related
                          Documents........................................................15

        Section 3.23      Restricted Payments..............................................16

        Section 3.24      Notice of Events of Default......................................16

        Section 3.25      Further Instruments and Acts.....................................16

        Section 3.26      Statements to Noteholders........................................16

        Section 3.27      Determination of Note Rate.......................................17

        Section 3.28      Hedge Agreement.  ...............................................17

        Section 3.29      Additional Representations of the Issuer.........................17

ARTICLE IV        The Notes; Satisfaction and Discharge of Indenture.......................18

        Section 4.01      The Notes........................................................18

        Section 4.02      Registration of and Limitations on Transfer and Exchange of
                          Notes; Appointment of Certificate Registrar......................19

        Section 4.03      Mutilated, Destroyed, Lost or Stolen Notes.......................20

        Section 4.04      Persons Deemed Owners............................................20

        Section 4.05      Cancellation.....................................................21

        Section 4.06      Book-Entry Notes.................................................21

        Section 4.07      Notices to Depository............................................22

        Section 4.08      Definitive Notes.................................................22

        Section 4.09      Tax Treatment....................................................22

        Section 4.10      Satisfaction and Discharge of Indenture..........................22

        Section 4.11      Application of Trust Money.......................................23

        Section 4.12      [Reserved].......................................................24

        Section 4.13      Repayment of Monies Held by Paying Agent.........................24

        Section 4.14      Temporary Notes..................................................24

ARTICLE V         Default And Remedies.....................................................24

        Section 5.01      Events of Default................................................24

        Section 5.02      Acceleration of Maturity; Rescission and Annulment...............24

        Section 5.03      Collection of Indebtedness and Suits for Enforcement by
                          Indenture Trustee................................................25

        Section 5.04      Remedies; Priorities.............................................27

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        Section 5.05      Optional Preservation of the Trust Estate........................29

        Section 5.06      Limitation of Suits..............................................30

        Section 5.07      Unconditional Rights of Noteholders to Receive Principal and
                          Interest.........................................................31

        Section 5.08      Restoration of Rights and Remedies...............................31

        Section 5.09      Rights and Remedies Cumulative...................................31

        Section 5.10      Delay or Omission Not a Waiver...................................31

        Section 5.11      Control by Noteholders...........................................31

        Section 5.12      Waiver of Past Defaults..........................................32

        Section 5.13      Undertaking for Costs............................................32

        Section 5.14      Waiver of Stay or Extension Laws.................................32

        Section 5.15      Sale of Trust Estate.............................................33

        Section 5.16      Action on Notes..................................................34

        Section 5.17      Performance and Enforcement of Certain Obligations...............34

ARTICLE VI        The Indenture Trustee....................................................35

        Section 6.01      Duties of Indenture Trustee......................................35

        Section 6.02      Rights of Indenture Trustee......................................37

        Section 6.03      Individual Rights of Indenture Trustee...........................38

        Section 6.04      Indenture Trustee's Disclaimer...................................38

        Section 6.05      Notice of Event of Default.......................................38

        Section 6.06      Reports by Indenture Trustee to Noteholders......................38

        Section 6.07      Compensation and Indemnity.......................................38

        Section 6.08      Replacement of Indenture Trustee.................................39

        Section 6.09      Successor Indenture Trustee by Merger............................40

        Section 6.10      Appointment of Co-Indenture Trustee or Separate Indenture
                          Trustee..........................................................40

        Section 6.11      Eligibility; Disqualification....................................41

        Section 6.12      Preferential Collection of Claims Against Issuer.................42

        Section 6.13      Representations and Warranties...................................42

        Section 6.14      Directions to Indenture Trustee..................................42

        Section 6.15      Indenture Trustee May Own Securities.............................43

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ARTICLE VII       Noteholders' Lists and Reports...........................................43

        Section 7.01      Issuer to Furnish Indenture Trustee Names and Addresses of
                          Noteholders......................................................43

        Section 7.02      Preservation of Information; Communications to Noteholders.......43

        Section 7.03      Reports by Issuer................................................43

        Section 7.04      Reports by Indenture Trustee.....................................44

ARTICLE VIII      Accounts, Disbursements and Releases.....................................44

        Section 8.01      Collection of Money..............................................44

        Section 8.02      Trust Accounts...................................................44

        Section 8.03      Officer's Certificate............................................45

        Section 8.04      Termination Upon Distribution to Noteholders.....................45

        Section 8.05      Release of Trust Estate..........................................45
        Section 8.06      Surrender of Notes Upon Final Payment............................46

ARTICLE IX        Supplemental Indentures..................................................46

        Section 9.01      Supplemental Indentures Without Consent of Noteholders...........46

        Section 9.02      Supplemental Indentures With Consent of Noteholders..............47

        Section 9.03      Execution of Supplemental Indentures.............................49

        Section 9.04      Effect of Supplemental Indenture.................................49

        Section 9.05      Conformity with Trust Indenture Act..............................49

        Section 9.06      Reference in Notes to Supplemental Indentures....................49

ARTICLE X         Miscellaneous............................................................49

        Section 10.01     Compliance Certificates and Opinions, etc........................49

        Section 10.02     Form of Documents Delivered to Indenture Trustee.................51

        Section 10.03     Acts of Noteholders..............................................52

        Section 10.04     Notices, etc., to Indenture Trustee, Issuer and Rating
                          Agencies.........................................................52

        Section 10.05     Notices to Noteholders; Waiver...................................53

        Section 10.06     Alternate Payment and Notice Provisions..........................54

        Section 10.07     Conflict with Trust Indenture Act................................54

        Section 10.08     Effect of Headings...............................................54

        Section 10.09     Successors and Assigns...........................................54

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        Section 10.10     Severability.....................................................54

        Section 10.11     Benefits of Indenture............................................54

        Section 10.12     Legal Holidays...................................................54

        Section 10.13     GOVERNING LAW....................................................55

        Section 10.14     Counterparts.....................................................55

        Section 10.15     Recording of Indenture...........................................55

        Section 10.16     Issuer Obligation................................................55

        Section 10.17     No Petition......................................................55

        Section 10.18     Inspection.......................................................55

ARTICLE XI        REMIC Provisions.........................................................56

        Section 11.01     REMIC Administration. ...........................................56

        Section 11.02     Servicer, REMIC Administrator and Indenture Trustee
                          Indemnification..................................................59

        Section 11.03     Designation of REMIC(s). ........................................60

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                                    EXHIBITS

Exhibit A-1    -      Form of Class A Notes............Exhibit A-1-1
Exhibit A-2    -      Form of Class M Notes............Exhibit A-2-1
Exhibit A-3    -      Form of Class B Notes............Exhibit A-3-1
Appendix A     -      Definitions.......................Appendix A-1

        This Indenture, dated as of December 22, 2003, is between GMACM Mortgage Loan Trust 2003-GH2, a Delaware statutory trust, as issuer (the "Issuer"), and JPMorgan Chase Bank, a New York State banking corporation, as indenture trustee (the "Indenture Trustee").


                                   WITNESSETH:

        Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders of the Issuer's Series 2003-GH2 GMACM Mortgage Loan-Backed Term Notes (the "Notes").


                                GRANTING CLAUSE:

        The Issuer hereby Grants to the Indenture Trustee on the Closing Date, as trustee for the benefit of the Noteholders, all of the Issuer's right, title and interest in and to all accounts, chattel paper, general intangibles, contract rights, payment intangibles, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to whether now existing or hereafter created in any of the following: (a) the Mortgage Loans and all monies due or to become due thereunder after the Cut-Off Date; (b) the Note Payment Account, and all funds on deposit or credited thereto from time to time and all proceeds thereof; (c) all hazard insurance policies and Primary Insurance Policies, if any; (d) the Hedge Agreement and (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

        The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

        The Indenture Trustee, as trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                   ARTICLE I

                                   Definitions

Section 1.01 Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned


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

to such terms in the Definitions attached hereto as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

               "Commission" means the Securities and Exchange Commission.

               "indenture securities" means the Notes.

               "indenture security holder" means a Noteholder.

               "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Indenture Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

               All other TIA terms used in this Indenture that are defined by TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

Section 1.03   Rules of Construction. Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(c) "or" includes "and/or";

(d) "including" means "including without limitation";

(e) words in the singular include the plural and words in the plural include the singular;

(f) the term "proceeds" has the meaning ascribed thereto in the UCC; and

(g) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           Original Issuance of Notes

Section 2.01 Form. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters,


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

numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

        The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

        The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

Section 2.02 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

        Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

        The Indenture Trustee shall upon Issuer Request authenticate and deliver Notes for original issue in an aggregate initial principal amount of $318,215,000. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class B Notes shall have initial principal amounts of $93,678,000, $81,050,000, $22,280,000, $98,961,000, $8,544,000, $7,254,000 and $6,448,000,
respectively.

        Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes, and the Notes shall be issuable in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

        No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                  ARTICLE III

                                    Covenants

Section 3.01 Collection of Payments with Respect to the Mortgage Loans. The Indenture Trustee shall establish and maintain with itself the Note Payment Account in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Note Payment Account.


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

Section 3.02 Maintenance of Office or Agency. The Issuer will maintain in Chicago, Illinois, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.03 Money for Payments to Be Held in Trust; Paying Agent. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Indenture Trustee to act as initial Paying Agent hereunder. The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

(a) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(b) give the Indenture Trustee written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(d) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes, if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

(e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith (including reporting payments of interest on the Notes in excess of interest at the Net WAC Cap, Interest Carry Forward Amounts, and interest on either of the foregoing as payments on an interest rate cap agreement); and


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

(f) deliver to the Indenture Trustee a copy of the statement to Noteholders prepared with respect to each Payment Date by the Servicer pursuant to Section
4.01 of the Servicing Agreement.

        The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders the Notes which have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

Section 3.04 Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of
Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05   Priority of Distributions.

(a) In accordance with Section 3.10 of the Servicing Agreement, the priority of distributions on each Payment Date from Principal Collections, Interest Collections and Advances (and with respect to clauses (i)(B) and (xx) below, from amounts received under the Hedge Agreement) is as follows:

(i) first, (A) for payment by the Paying Agent to the Noteholders of each Class of Class A Notes, pro rata, interest for the related Interest Period at the related Note Rate on the related Note Balance immediately prior to such Payment Date, and interest due and unpaid pursuant to this clause on each Class of Class A Notes for any prior Payment Date and (B) for payment by the Paying Agent pursuant to the irrevocable instruction of the holders of the Class SB Certificates (as the parties otherwise entitled to such amounts as the owners of the REMIC II Regular Interest SB-IO, the REMIC II Regular Interest SB-PO and the Hedge Agreement) as set forth in the Trust Agreement and incorporated herein, to the holders of the Class A-1 Notes, any Interest Carryforward Amount for such Payment Date;

(ii) second, for payment by the Paying Agent to the Noteholders of the Class M-1 Notes, interest for the related Interest Period at the related Note Rate on the related Note Balance immediately prior to such Payment Date and interest due and unpaid pursuant to this clause on the Class M-1 Notes for any prior Payment Date,

(iii) third, for payment by the Paying Agent to the Noteholders of the Class M-2 Notes, interest for the related Interest Period at the related Note Rate on the related Note Balance immediately prior to such Payment Date and interest due and unpaid pursuant to this clause on the Class M-2 Notes for any prior Payment Date,

(iv) fourth, for payment by the Paying Agent to the Noteholders of the Class B Notes, interest for the related Interest Period at the related Note Rate on the related Note Balance immediately prior to such Payment Date and interest due and unpaid pursuant to this clause on the Class B Notes for any prior Payment Date,

(v) fifth, for payment by the Paying Agent to the Noteholders, as a distribution of principal on the Notes, the Principal Collection Distribution Amount for such Payment Date, to be allocated as follows:

                             (a) first, the Class A Principal Distribution Amount to be allocated to each Class of Class A Notes as described in Section 3.05(b) below, until the Note Balances thereof have been reduced to zero;

                             (b) second,  the Class M-1  Principal  Distribution
                      Amount to the Class M-1 Notes until the Note Balance of the Class M-1 Notes has been reduced to zero;

                             (c) third, the Class M-2 Principal Distribution Amount to the Class M-2 Notes until the Note Balance of the Class M-2 Notes has been reduced to zero; and



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

                             (d) fourth, the Class B Principal Distribution Amount to the Class B Notes until the Note Balance of the Class B Notes has been reduced to zero;

(vi) sixth, for payment by the Paying Agent to each Class of Class A Notes in the priority set forth in section 3.05(b), an amount equal to the Liquidation Loss Distribution Amount (excluding Liquidation Loss Amounts that have been allocated to the reduction of the Note Balance of the Class A Notes pursuant to Section 3.05(c) hereof) until the Note Balance of each Class of Class A Notes has been reduced to zero;

(vii) seventh, for payment by the Paying Agent to each Class of Class A Notes then outstanding, to pay any Liquidation Loss Amounts, pro rata, among the then outstanding Classes of Class A Notes, allocated to the reduction of the Note Balance of such Class of Class A Notes pursuant to
        Section 3.05(c) hereof and not previously reimbursed, plus interest on such amounts at the related Note Rate;

(viii) eighth, for payment by the Paying Agent to the Noteholders of the Class M-1 Notes to the extent not paid to the Class A Notes on that Payment Date, an amount equal to the Liquidation Loss Distribution Amount (excluding Liquidation Loss Amounts that have been allocated to the reduction of the Note Balance of the Class M-1 Notes pursuant to Section 3.05(c) hereof) until the Note Balance of the Class M-1 Notes has been reduced to zero;

(ix) ninth, until such time as the Note Balance of the Class M-1 Notes has been reduced to zero, to pay any Liquidation Loss Amounts allocated to the reduction of the Note Balance of the Class M-1 Notes pursuant to
        Section 3.05(c) hereof and not previously reimbursed, plus interest on such amounts at the related Note Rate;

(x) tenth, for payment by the Paying Agent to the Noteholders of the Class M-2 Notes to the extent not paid to the Class A or Class M-1 Notes on that Payment Date, an amount equal to the Liquidation Loss Distribution Amount (excluding Liquidation Loss Amounts that have been allocated to the reduction of the Note Balance of the Class M-2 Notes pursuant to
        Section 3.05(c) hereof) until the Note Balance of the Class M-2 Notes has been reduced to zero;

(xi) eleventh, until such time as the Note Balance of the Class M-2 Notes has been reduced to zero, to pay any Liquidation Loss Amounts allocated to the reduction of the Note Balance of the Class M-2 Notes pursuant to
        Section 3.05(c) hereof and not previously reimbursed, plus interest on such amounts at the related Note Rate;

(xii) twelfth, for payment by the Paying Agent to the Noteholders of the Class B Notes to the extent not paid to the Class A, Class M-1 or Class M-2 Notes on that Payment Date, an amount equal to the Liquidation Loss Distribution Amount (excluding Liquidation Loss Amounts that have been allocated to the reduction of the Note Balance of the Class B Notes pursuant to Section 3.05(c) hereof) until the Note Balance of the Class B Notes has been reduced to zero;

(xiii) thirteenth, until such time as the Note Balance of the Class B Notes has been reduced to zero, to pay any Liquidation Loss Amounts allocated to the reduction of the Note Balance of the Class B Notes pursuant to
        Section 3.05(c) hereof and not previously reimbursed, plus interest on such amounts at the related Note Rate;

(xiv) fourteenth, for payment by the Paying Agent to the Noteholders of the Class of the Class A Notes in the priority set forth in Section 3.05(b), the Overcollateralization Increase Amount, if any, until the Note Balance of each Class of Class A Notes has been reduced to zero;

(xv) fifteenth, for payment by the Paying Agent to the Noteholders of the Class M-1 Notes, the Overcollateralization Increase Amount, if any, to the extent not paid to the Class A Notes, until the Note Balance of the Class M-1 Notes has been reduced to zero;

(xvi) sixteenth, for payment by the Paying Agent to the Noteholders of the Class M-2 Notes, the Overcollateralization Increase Amount, if any, to the extent not paid to the Class A or Class M-1 Notes, until the Note Balance of the Class M-2 Notes has been reduced to zero;

(xvii) seventeenth, for payment by the Paying Agent to the Noteholders of the Class B Notes, the Overcollateralization Increase Amount, if any, to the extent not paid to the Class A, Class M-1 or Class M-2 Notes, until the Note Balance of the Class B Notes has been reduced to zero;

(xviii) eighteenth, to the Indenture Trustee, any amounts owing to the Indenture
        Trustee pursuant to Section 6.07 to the extent remaining unpaid;

(xix) nineteenth, to the Noteholders of the Class A Notes, pro rata in accordance with their respective amounts of Interest Carry Forward Amounts (with respect to the Class A-1 Certificates, after application of the distribution described in clause (i)(B) above), the Class M-1 Notes, the Class M-2 Notes and the Class B Notes, in that order, the amount of any Interest Carry Forward Amount related to such Class of Notes (with respect to the Class A-1 Certificates, after application of the distribution described in clause (i)(B) above); and

(xx) twentieth, any remaining amount, to the Distribution Account, for distribution to the Certificateholders by the Certificate Paying Agent;

provided, however, that on the Final Payment Date, the amount to be paid pursuant to clause (v) above shall be equal to the related Note Balance immediately prior to such Payment Date. Amounts distributed to the Noteholders pursuant to the above clauses (i)(A) and (ii) through (xix) from Interest Collections, Principal Collections and Advances shall be treated for tax purposes as distributions with respect to the REMIC II Regular Interests A-1, A-2, A-3, A-4, M-1, M-2 and B respectively. Amounts distributed to the Class A-1 Noteholders pursuant to clause (i)(B) above shall be treated for tax purposes as having been distributed to the Class SB Certificateholders as the owners of REMIC II Regular Interest SB-IO, REMIC II Regular Interest SB-PO and the Hedge Agreement and then paid by them to the Noteholders pursuant to a notional principal contract for the payment of such amounts.

        On each Payment Date, the Paying Agent shall apply, from amounts on deposit in the Note Payment Account, and in accordance with the Servicing
Certificate, the amounts set forth above in the order of priority set forth above.

        Amounts paid to Noteholders of any Class shall be paid in respect of the Notes of that Class in accordance with the applicable percentage as set forth in paragraph (b) below. Interest on the Class A-1 Notes will be computed on the basis of the actual number of days in each Interest Period and a 360-day year. Interest on the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class M-1 Notes, the Class M-2 Notes and the Class B Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. Any installment of interest or principal payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Noteholder of record thereof on the immediately preceding Record Date by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee, or by check or money order mailed to such Noteholder at such Noteholder's address appearing in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, that the Indenture Trustee shall not pay to any such Noteholder any amounts required to be withheld from a payment to such Noteholder by the Code.

(b) Any payments of principal on the Notes shall be paid sequentially to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, in that order, in each case until the outstanding Note Balance of that class has been reduced to zero, provided, however, that if the Note Balance of the Class M-1 Notes has been reduced to zero, payments of principal on the Notes will be paid pro rata to the outstanding Classes of Class A Notes. On any Payment Date, distributions in respect of the payment of any interest shortfalls to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes, shall be allocated to each such Class on a pro rata basis, in accordance with the amount of any such interest shortfalls on such Class of Notes. Principal of each Note shall be due and payable in full on the Final Payment Date as provided in the applicable form of Note set forth in Exhibits A-1, A-2 and A-3. Accordingly, notwithstanding the order of priority set forth in Section 3.05(a)(i) through (v), on the Final Payment Date or on the Payment Date on which amounts paid by the Servicer in connection with the purchase of the Mortgage Loans pursuant to Section 8.08 of the Servicing Agreement are distributed, all amounts available to be distributed to Noteholders and Certificateholders will be applied first to pay accrued and unpaid interest on each Class of Class A Notes, pro rata, and then to pay principal in reduction of the Note Balance of Class of Class A Notes, pro rata, until such Note Balance has been reduced to zero, and then to the Class M-1, Class M-2 and Class B Notes, in that order, in each case first to pay accrued and unpaid interest thereon and then to pay principal in reduction of the Note Balance of such Class, until its respective Note Balance has been reduced to zero, and then, as appropriate, shall be distributed in accordance with Sections 3.05(a)(vi) through (xxi). All principal payments on the Notes of each Class shall be made in accordance with the priorities set forth in paragraph (a) above to the Noteholders entitled thereto in accordance with the related Percentage Interests represented thereby. Upon written notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in the name of which a Note is registered at the close of business on the Record Date preceding the Final Payment Date or other final Payment Date, as applicable. Such notice shall be mailed or faxed no later than five Business Days prior to the Final Payment Date or such other final Payment Date and, unless such Note is then a Book-Entry Note, shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Payment Date or such other final Payment Date will be payable only upon presentation and surrender of such Note, and shall specify the place where such Note may be presented and surrendered for such final payment.

(c) On each Payment Date, the amount of any Liquidation Loss Amounts with respect to the prior calendar month that were not distributed pursuant to Sections 3.05(a)(vi), (viii), (x) or (xii), will be applied as follows: first, to reduce any Overcollateralization Amount (after allocation of Principal Collections and Interest Collections on the Mortgage Loans for such Payment
Date) until such amount has been reduced to zero; second, to reduce the Note Balance of the Class B Notes, until the Note Balance thereof has been reduced to zero; third, to reduce the Note Balance of the Class M-2 Notes, until the Note Balance thereof has been reduced to zero; fourth, to reduce the Note Balance of the Class M-1 Notes, until the Note Balance thereof has been reduced to zero; and fifth, to reduce the Note Balance of each Class of Class A Notes then outstanding, pro rata, until the Note Balance of each Class of Class A Notes has been reduced to zero.

Section 3.06   Protection of Trust Estate.

(a) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)   cause the Trust to enforce any of the Mortgage Loans; or

(iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

     (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to
Section  3.07,  if no Opinion  of Counsel  has yet been  delivered  pursuant  to
Section 3.07) unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

        The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.06.

Section 3.07   Opinions as to Trust Estate.

        On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer stating that, upon delivery of the Mortgage Notes relating to the Mortgage Loans to the Indenture Trustee or the Custodian in the State of Pennsylvania, the Indenture Trustee will have a perfected, first priority security interest in such Mortgage Loans.

        On or before December 31st in each calendar year, beginning in 2003, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, no further action is necessary to maintain a perfected, first priority security interest in the Mortgage Loans until December 31 in the following calendar year or, if any such action is required to maintain such security interest in the Mortgage Loans, such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the security interest in the Mortgage Loans until December 31 in the following calendar year.

Section 3.08   Performance of Obligations; Servicing Agreement.

(a) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

(b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

(c) The Issuer shall not take any action or permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement.

(d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

Section 3.09 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

(a) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee pursuant to Section 5.04 hereof;

(b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

(c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

(d) impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Purchase Agreement or in any other Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

Section 3.10 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ending on December 31, 2003), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

(a) a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

(b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.11 Recordation of Assignments. The Issuer shall enforce the obligation of any of the Sellers under the Purchase Agreement to submit or cause to be submitted for recordation all Assignments of Mortgages within 60 days of receipt of recording information by the Servicer.

Section 3.12 Representations and Warranties Concerning the Mortgage Loans. The Indenture Trustee, as pledgee of the Mortgage Loans, shall have the benefit of the representations, covenants and warranties made by GMACM in Section 3.1(a) and Section 3.1(b) of the Purchase Agreement , concerning the Mortgage Loans and the right to enforce the remedies against GMACM in such Section 3.1(a) or
Section 3.1(b) to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

Section 3.13 Assignee of Record of the Mortgage Loans. As pledgee of the Mortgage Loans, the Indenture Trustee shall hold title to the Mortgage Loans by being named as payee in the endorsements or assignments of the Mortgage Notes and assignee in the Assignments of Mortgage to be delivered under Section 2.1 of the Purchase Agreement. Except as expressly provided in the Purchase Agreement or in the Servicing Agreement with respect to any specific Mortgage Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer such title to any of the Mortgage Loans until such time as the remaining Trust Estate may be released pursuant to Section 8.05(b). The Indenture Trustee's holding of such title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.
Section 3.14 Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-313 or 9-314 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Custodial Account pursuant to Section 3.02 of the Servicing Agreement that are allocable to the Mortgage Loans, as well as the agent and bailee of the Indenture Trustee in holding any Related Documents released to the Servicer pursuant to Section 3.06(c) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such agency pursuant to Section 3.02 of the Servicing Agreement, the Indenture Trustee, as a pledgee of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-313 or 9-314 of the UCC of the state in which such property is held by the Servicer.

Section 3.15 Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

Section 3.16   Issuer May Consolidate, etc.

(a) The Issuer shall not consolidate or merge with or into any other Person, unless:

(i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

(iii) each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event;

(iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

(v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this
        Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

(i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders of the Notes,
     (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii) each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event;

(iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

(v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

Section 3.17   Successor or Transferee.

(a) Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

(b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

Section 3.18 No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

Section 3.19 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.20 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.21 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22 Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein shall be taken as the statements of the Issuer, and the Owner Trustee and the Indenture Trustee assume no responsibility for the correctness of the recitals contained herein. The Owner Trustee and the Indenture Trustee make no representations as to the validity or sufficiency of this Indenture or any other Basic Document, of the Certificates (other than the signatures of the Owner Trustee or the Indenture Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee and the Indenture Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under this Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or any other person taken in the name of the Owner Trustee or the Indenture Trustee.

Section 3.23 Restricted Payments.  The Issuer shall not, directly or indirectly,
(i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, the Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Custodial Account except in accordance with this Indenture and the other Basic Documents.

Section 3.24 Notice of Events of Default. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

Section 3.25 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

Section 3.26 Statements to Noteholders. On each Payment Date, the Indenture Trustee and the Certificate Registrar shall make available to the Depositor, the Owner Trustee, each Rating Agency, each Noteholder and each Certificateholder, respectively, a statement prepared by the Servicer relating to such Payment Date and delivered pursuant to Section 4.01 of the Servicing Agreement.

        The Indenture Trustee will make the Servicing Certificate (and, at its option, any additional files containing the same information in an alternative format) available each month to Securityholders, and other parties to this Indenture via the Indenture Trustee's internet website. The Indenture Trustee's internet website shall initially be located at "www.abs.bankone.com". Assistance in using the website can be obtained by calling the Indenture Trustee's customer service desk at (800) 524-9472. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Indenture Trustee shall have the right to change the way the statement to Securityholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

Section 3.27 Determination of Note Rate. The Indenture Trustee shall determine One-Month LIBOR and the applicable Note Rate for the Class A-1 Notes for each Interest Period as of the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period for the Notes and (ii) the first day of each succeeding Interest Period for the Notes, and shall inform the Issuer, the Servicer and the Depositor by means of the Indenture Trustee's online service.

Section 3.28   Hedge Agreement.

        (a) In the event that the Indenture Trustee does not receive any required payment from the Hedge Counterparty under the Hedge Agreement, the Indenture Trustee, acting at the direction of a majority of the Noteholders of the Class A-1 Notes or the Servicer, shall enforce the obligation of the Hedge Counterparty thereunder. The parties hereto acknowledge that the Hedge Counterparty shall be making all calculations, and determine the amounts to be paid, under the Hedge Agreement. Absent manifest error, the Indenture Trustee may conclusively rely on such calculations and determination.

        (b) The Indenture Trustee shall deposit or cause to be deposited any amount received under the Hedge Agreement into the Note Payment Account on the Payment Date for which such amount is received from the Hedge Counterparty under the Hedge Agreement (including termination payments, if any). All payments received under the Hedge Agreement shall be applied first, to pay any interest owing on the Class A-1 Notes, then to pay Interest Carry Forward Amounts on the Class A-1 Notes, and any remaining amount shall be paid to the Certificateholders who shall be treated as the owners of the Hedge Agreement for tax purposes and who shall report all income and deductions with respect thereto on their income tax returns.

Section 3.29   Additional Representations of the Issuer.
               ----------------------------------------

         The Issuer hereby represents and warrants to the Indenture Trustee that as of the Closing Date (which representations and warranties shall survive the execution of this Indenture):

(a) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Notes in favor of the Indenture Trustee, which security interest is prior to all other Liens (except as expressly permitted otherwise in this Indenture), and is enforceable as such as against creditors of and purchasers from the Issuer.

(b) The Mortgage Notes constitute "instruments" within the meaning of the applicable UCC.

(c) The Issuer owns and has good and marketable title to the Mortgage Notes free and clear of any Lien of any Person.

(d) The original executed copy of each Mortgage Note (except for any Mortgage Note with respect to which a Lost Note Affidavit has been delivered to the Custodian) has been delivered to the Custodian.

(e) The Issuer has received a written acknowledgment from the Custodian that the Custodian is acting solely as agent of the Indenture Trustee for the benefit of the Noteholders.

(f) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Notes. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Mortgage Notes other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or any security interest that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g) None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee, except for (i) any endorsements that are part of a complete chain of endorsements from the originator of the Mortgage Note to the Indenture Trustee, and (ii) any marks or notations pertaining to Liens that have been terminated or released.

(h) None of the provisions of this Section 3.29 shall be waived without the prior written confirmation from Standard & Poor's that such waiver shall not result in a reduction or withdrawal of the then-current rating of any Class of Notes.

                                   ARTICLE IV

               The Notes; Satisfaction and Discharge of Indenture

Section 4.01 The Notes. The Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes through the book-entry facilities of the Depository in minimum initial Note Balances of $25,000 and integral multiples of $1,000 in excess thereof.

        The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Noteholders hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Noteholder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date.

Without the consent of the Issuer and the Indenture Trustee, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

        In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee, at the request of the Servicer and with the approval of the Issuer, may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

        The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee and upon Issuer Order, authenticated by the Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

Section 4.02 Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate Registrar. The Issuer shall cause to be kept at the Indenture Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The Issuer hereby appoints the Indenture Trustee as the initial Note Registrar.

        Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute, and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances evidencing the same aggregate Percentage Interests.

        Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in each case in authorized initial Note Balances evidencing the same aggregate Percentage Interests, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Noteholder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in The City of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

        No service charge shall be imposed for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

        All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

        The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to
Section 3.05 of the Trust Agreement. The Indenture Trustee hereby accepts such appointment.

        Each purchaser of a Note, by its acceptance of the Note, shall be deemed to have represented that the acquisition of such Note by the purchaser does not constitute or give rise to a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

Section 4.03  Mutilated,  Destroyed,  Lost or Stolen Notes. If (i) any mutilated
Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

        Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

        Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

        The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.05 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

Section 4.06 Book-Entry Notes. Each Class of Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner shall receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

(a) the provisions of this Section 4.06 shall be in full force and effect;

(b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners;

(c) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

(d) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository

Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

(e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Notes evidencing a specified percentage of the Note Balances of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

Section 4.07 Notices to Depository. Whenever a notice or other communication to the Noteholders of the Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

Section 4.08 Definitive Notes. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and, if requested by the Servicer, the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository, or (iii) after the occurrence of an Event of Default, Beneficial
Owners of Notes representing beneficial interests aggregating at least a majority of the aggregate Note Balance of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Depository (or Percentage Interest of the Book-Entry Notes being transferred pursuant to clause
(iii) above), accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository.

        In addition, if an Event of Default has occurred and is continuing, each Beneficial Owner may, if such Beneficial Owner provides the Indenture Trustee with written notice that such Beneficial Owner would otherwise be precluded from enforcing its rights thereunder because it does not hold a Definitive Note, request a Definitive Note evidencing such Beneficial Owner's Percentage Interest in the related Class of Notes in exchange for its beneficial interest in a Book-Entry Note. In order to make such request, such Beneficial Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Note Registrar to exchange or cause the exchange of the Beneficial Owner's interest in such Class of Notes for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Note Registrar of instructions from the Depository directing the Note Registrar to effect such exchange (such instructions to contain information regarding the Class of Notes and the Note Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Note, and any other information reasonably required by the Note Registrar), (i) the Note Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Note Balance of the Definitive Note, (ii) the Indenture Trustee shall execute and the Note Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Note evidencing such Beneficial Owner's Percentage Interest in such Class of Notes and (iii) the Indenture Trustee shall execute and the Note Registrar shall authenticate a new Book Entry Note reflecting the reduction in the aggregate Note Balance of such Class of Notes by the amount of the Definitive Notes.

        None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of any instructions required under this Section, and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Noteholders of the Definitive Notes as Noteholders.

Section 4.09 Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as
(i) regular interests in a REMIC as defined in the Code, which will be treated as indebtedness for purposes of such taxes and (ii) the right to receive payments from outside the REMIC. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as (i) regular interests in a REMIC as defined in the Code, which will be treated as indebtedness for purposes of such taxes and (ii) the right to receive payments from outside the REMIC.

Section 4.10 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                      (A) either

(1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or


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

(2)  all  Notes  not  theretofore   delivered  to  the  Indenture   Trustee  for
cancellation

a) have become due and payable,

b) will become due and payable at the Final Payment Date within one year, or

c) have been declared immediately due and payable pursuant to Section 5.02.

        and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes and Certificates then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Payment Date;

(3) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

(4) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of
     Section 10.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

Section 4.11 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Indenture Trustee may determine, to the Securityholders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

Section 4.12   [Reserved].

Section 4.13 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent (other than the Indenture Trustee) under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05; and thereupon, such Paying Agent shall be released from all further liability with respect to such monies.

Section 4.14 Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                   ARTICLE V

                              Default And Remedies

Section 5.01 Events of Default. The Issuer shall deliver to the Indenture Trustee, within five days after learning of the occurrence of any event that with the giving of notice and the lapse of time would become an Event of Default under clause (c) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto. Section 5.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default shall occur and be continuing, then and in every such case the Indenture Trustee, acting at the direction of the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes may declare the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders); and upon any such declaration, the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

        At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V or the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes, by written notice to the Issuer and the Indenture Trustee, may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

(a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(i) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

(ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(iii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

        No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a) The Issuer covenants that if default in the payment of (i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to it, for the benefit of the Noteholders, the entire amount then due and payable on the Notes for principal and interest, with interest on the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor on the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable.

(c) If an Event of Default shall occur and be continuing, the Indenture Trustee, subject to the provisions of Section 10.17 hereof, may, as more particularly provided in Section 5.04, in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d) If there shall be pending, relative to the Issuer or any other obligor on the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or if there shall be any other comparable judicial Proceedings relative to the Issuer or other any other obligor on the Notes, or relative to the creditors or property of the Issuer or such other obligor, then the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise, and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i) to file and prove a claim or claims for the entire amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture
     Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

(ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

(iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith.

(e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or to authorize the

Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

(g) In any Proceedings to which the Indenture Trustee shall be a party (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

Section 5.04   Remedies; Priorities.

(a) If an Event of Default shall have occurred and be continuing, then the Indenture Trustee, subject to the provisions of Section 10.17 hereof may do one or more of the following, in each case subject to Section 5.05:

(i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor on the Notes monies adjudged due;

(ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

(iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Noteholders of 100% of the aggregate Note Balance of the Notes, (B) the proceeds of such sale or liquidation distributable to Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Noteholders of 66 2/3% of the aggregate Note Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C) above, the Indenture Trustee may, but need not, obtain and rely, and shall be protected in relying in good


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

faith, upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, provided that a Servicing Default shall not have occurred, any Sale (as defined in Section 5.15 hereof) of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Servicing Agreement. Notwithstanding any sale of the Mortgage Loans pursuant to this Section 5.04(a), the Indenture Trustee shall, for so long as any principal or accrued interest on the Notes remains unpaid, continue to act as Indenture Trustee hereunder.

(b) If the  Indenture  Trustee  collects any money or property  pursuant to this
Article V, it shall pay out such money or property in the following order:

               FIRST:  to the  Indenture  Trustee for amounts due under  Section
               6.07;

               SECOND: to the Noteholders of each Class of Class A Notes, pro rata, for amounts due and unpaid on the related Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class A Notes for interest from amounts available in the Trust Estate for such Noteholders, other than amounts in respect of Interest Carry Forward Amounts;

               THIRD: to the Noteholders of each Class of Class A Notes, pro rata, for amounts due and unpaid on the related Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class A Notes for principal, from amounts available in the Trust Estate for such Noteholders, until the respective Note Balances of such Class A Notes have been reduced to zero;

               FOURTH: to the Noteholders of the Class M-1 Notes, for amounts due and unpaid on the Class M-1 Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class M-1 Notes for interest from amounts available in the Trust Estate for such Noteholders, other than amounts in respect of Interest Carry Forward Amounts;

               FIFTH: to the Noteholders of the Class M-1 Notes, for amounts due and unpaid on the Class M-1 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class M-1 Notes for principal, from amounts available in the Trust Estate for such Noteholders, until the respective Note Balances of such Class M-1 Notes have been reduced to zero;

               SIXTH: to the Noteholders of the Class M-2 Notes, for amounts due and unpaid on the Class M-2 Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class M-2 Notes for interest from amounts available in the Trust Estate for such Noteholders, other than amounts in respect of Interest Carry Forward Amounts;

               SEVENTH: to the Noteholders of the Class M-2 Notes, for amounts due and unpaid on the Class M-2 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class M-2 Notes for principal, from amounts available in the Trust Estate for such Noteholders, until the respective Note Balances of such Class M-2 Notes have been reduced to zero;

               EIGHTH: to the Noteholders of the Class B Notes, for amounts due and unpaid on the Class B Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class B Notes for interest from amounts available in the Trust Estate for such Noteholders, other than amounts in respect of Interest Carry Forward Amounts;

               NINTH: to the Noteholders of the Class B Notes, for amounts due and unpaid on the Class B Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class B Notes for principal, from amounts available in the Trust Estate for such Noteholders, until the respective Note Balances of such Class B Notes have been reduced to zero;

               TENTH: to the Noteholders of each Class of Class A Notes, pro rata, the Class M-1 Notes, the Class M-2 Notes and the Class B Notes, in that order, any amounts in respect of any unpaid Interest Carry Forward Amounts;

               ELEVENTH:  to the Certificate  Paying Agent for amounts due under
               Article VIII of the Trust Agreement; and

               TWELFTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

        The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

Section 5.05 Optional Preservation of the Trust Estate. If the Notes have been declared due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely, and shall be protected in relying in good faith, upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06 Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

(a) such Noteholder shall have previously given written notice to the Indenture Trustee of a continuing Event of Default;

(b) the Noteholders of not less than 25% of the aggregate Note Balance of the Notes shall have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(c) such Noteholder or Noteholders shall have offered the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred by it in complying with such request;

(d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute such Proceedings; and

(e) no direction inconsistent with such written request shall have been given to the Indenture Trustee during such 60-day period by the Noteholders of a majority of the aggregate Note Balance of the Notes.

        It is understood and intended that no Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

        In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the aggregate Note Balance of the Notes, the Indenture Trustee shall act at the direction of the group of Noteholders with the greater Note Balance. In the event that the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders representing the same Note Balance, then the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 5.07 Unconditional Rights of Noteholders to Receive Principal and Interest. Subject to the provisions of this Indenture, the Noteholder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

Section 5.08 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such

Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.09 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 5.11 Control by Noteholders. The Noteholders of a majority of the aggregate Note Balance of Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee, provided that:

(a) such direction shall not be in conflict with any rule of law or with this Indenture;

(b) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Noteholders of Notes representing not less than 100% of the aggregate Note Balance of the Notes;

(c) if the conditions set forth in Section 5.05 shall have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders of Notes representing less than 100% of the aggregate Note Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

(d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section,  subject to
Section 6.01, the Indenture Trustee need not take any action that it determines (in its sole discretion) might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action, unless the Trustee has received satisfactory indemnity from the a Noteholder.

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

Section 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Noteholders of not less than a majority of the aggregate Note Balance of the Notes may waive any past Event of Default and its consequences, except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Noteholder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

        Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance of the related Note shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any Proceeding instituted by the Indenture Trustee, (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the aggregate Note Balance of the Notes or (c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15   Sale of Trust Estate.

(a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

(b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

(i) the Noteholders of all Notes direct the Indenture Trustee to make, such Sale,

(ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the Noteholders under the Notes and the Certificateholders under the Certificates, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

(iii) the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely and shall be protected in relying in good faith upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Noteholders of Notes representing at least 66 2/3% of the aggregate Note Balance of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

(c) Unless the Noteholders shall have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, then the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid, which bid shall be subject to the provisions of Section 5.15(d)(ii).

(d)     In connection with a Sale of all or any portion of the Trust Estate:

(i) any Noteholder may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders thereof after being appropriately stamped to show such partial payment;

(ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale. In lieu of paying cash therefor, the Indenture Trustee may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be distributable to the Noteholders and the Certificateholders as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith that are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

(iii)   the  Indenture   Trustee  shall  execute  and  deliver  an   appropriate
        instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

(iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

(v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 5.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

Section 5.17   Performance and Enforcement of Certain Obligations.
               --------------------------------------------------

(a) Promptly following a written request from Indenture Trustee, the Issuer, in its capacity as owner of the Mortgage Loans, shall take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Sellers and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Sellers or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Sellers or the Servicer of each of their obligations under the Purchase Agreement and the Servicing Agreement.

(b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, as pledgee of the Mortgage Loans, may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Noteholders of 66 2/3% of the aggregate Note Balance of the Notes, shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Sellers or the Servicer under or in connection with the Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Sellers or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                   ARTICLE VI

                              The Indenture Trustee

Section 6.01   Duties of Indenture Trustee.

(a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

(b)     Except during the continuance of an Event of Default:

(i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates, reports and opinions to determine whether or not they conform to the requirements of this Indenture.

(c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)     this  paragraph  does not limit  the  effect  of  paragraph  (a) of this
        Section 6.01;

(ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

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

(iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

(d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

(f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of TIA.

(h)     [Reserved].

(i) The Indenture Trustee hereby accepts appointment as Certificate Paying Agent under the Trust Agreement and agrees to be bound by the provisions of the Trust Agreement relating to the Certificate Paying Agent. The Indenture Trustee hereby agrees to be bound by the provisions of Article IX of the Trust Agreement. The rights and privileges of the Indenture Trustee granted under this Article shall be construed to include its appointment as Certificate Paying Agent.

(j) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Event of Default (except for an Event of Default specified in clause (a) of the definition thereof) unless a Responsible Officer of the Indenture Trustee shall have received written notice or have actual knowledge thereof. In the absence of receipt of such notice or such knowledge, the Indenture Trustee may conclusively assume that there is no default or Event of Default.

(k) The Indenture Trustee shall have no duty to see to any recording or filing of any financing statement or continuation statement evidencing a security interest or to see to the maintenance of any such recording or filing or to any rerecording or refiling of any thereof.

Section 6.02   Rights of Indenture Trustee.

(a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Officer's Certificate, opinion of counsel, certificate of auditors, or any other certificate, statement, instrument, report, notice, consent or other document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

(b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

(c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

(e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f) The Indenture Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

(g) Prior to the occurrence of an Event of Default hereunder, and after the curing or waiver of all Events of Default that may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Noteholders representing a majority of the aggregate Note Balance; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity satisfactory to the Indenture Trustee against such cost, expense or liability as a condition to taking any such action.

(h) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Agreement, unless the Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

Section 6.03 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

Section 6.04 Indenture Trustee's Disclaimer.  The Indenture Trustee shall not be
(i) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes, other than the Indenture Trustee's certificate of authentication thereon.

Section 6.05 Notice of Event of Default. If an Event of Default shall occur and be continuing, and if such Event of Default is known to a Responsible Officer of the Indenture Trustee, then the Indenture Trustee shall mail to each Noteholder notice of such Event of Default within 90 days after it occurs. Except in the case of an Event of Default with respect to the payment of principal of or interest on any Note, the Indenture Trustee may withhold such notice if and so long as a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of the Noteholders.

Section 6.06 Reports by Indenture Trustee to Noteholders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such Noteholder to prepare its federal and state income tax returns. In addition, upon Issuer Request, the Indenture Trustee shall promptly furnish such information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 6.07 Compensation and Indemnity. The Indenture Trustee shall be compensated and indemnified by the Servicer in accordance with Section 6.06 of the Servicing Agreement. All amounts owing the Indenture Trustee hereunder in excess of such amount, as well as any amount owed to the Indenture Trustee in accordance with Section 6.06 of the Servicing Agreement, to the extent the Servicer has failed to pay such amount, shall be paid solely as provided in
Section 3.05 hereof (subject to the priorities set forth therein). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

        The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause (c) or (d) of the definition thereof with respect to the Issuer, such expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 6.08 Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. The Noteholders of a majority of the aggregate Note Balance of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. Unless a Servicer Default has occurred and is continuing, the appointment of any successor Indenture Trustee shall be subject to the prior written approval of the Servicer. The Issuer shall remove the Indenture Trustee if:

(a) the Indenture Trustee fails to comply with Section 6.11;

(b) the Indenture Trustee is adjudged a bankrupt or insolvent;

(c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(d) the Indenture Trustee otherwise becomes incapable of fulfilling its duties under the Basic Documents.

        If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee. In addition, the Indenture Trustee shall resign to avoid being directly or indirectly controlled by the Issuer.

        A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

        If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, then the retiring Indenture Trustee, the Issuer or the Noteholders of a majority of aggregate Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

        If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

        Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.09 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, then the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies with written notice of any such transaction occurring after the Closing Date.

        If at the time of any such succession by merger, conversion or consolidation, any of the Notes shall have been authenticated but not delivered, then any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated. If at such time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases, such certificates shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

Section 6.10  Appointment of Co-Indenture Trustee or Separate Indenture Trustee.
               -----------------------------------------------------------------

(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at such time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11, and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

(b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

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

(i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture
        Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A or better by Moody's. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.


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

Section 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee that has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

Section 6.13 Representations and Warranties. The Indenture Trustee hereby represents and warrants that:

(a) The Indenture Trustee is duly organized, validly existing and in good standing as a New York State banking corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

(b) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

(c) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

(d) To the Indenture Trustee's best knowledge, there are no Proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

(e) The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

Section 6.14 Directions to Indenture Trustee. The Indenture Trustee is hereby directed:

(a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust in trust for the Noteholders;

(b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

(c) to take all other actions as shall be required to be taken by the terms of this Indenture.

Section 6.15 Indenture Trustee May Own Securities. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities,


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

and, subject to the TIA, may transact business with the other parties interested herein, with the same rights it would have if it were not Indenture Trustee.

                                  ARTICLE VII

                         Noteholders' Lists and Reports

Section 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that for so long as the Indenture Trustee is the Note Registrar, no such list need be furnished.

Section 7.02   Preservation of Information; Communications to Noteholders.
               ----------------------------------------------------------

(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of the Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

(b)  Noteholders  may  communicate   pursuant  to  TIA  ss.  312(b)  with  other
Noteholders with respect to their rights under this Indenture or under the Notes.

(c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

Section 7.03   Reports by Issuer.

(a)     The Issuer shall:

(i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

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

(iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

(b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

Section 7.04 Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each January 1, beginning with January 1, 2004, the Indenture Trustee shall make available to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

        A copy of each report at the time of its distribution to Noteholders shall be filed by the Indenture Trustee with the Commission, if required, and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

Section 8.01 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

Section 8.02   Trust Accounts.

(a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, the Certificate Paying Agent, on behalf of the Certificateholders, the Note Payment Account as provided in Section 3.01 of this Indenture.

(b) All monies deposited from time to time in the Note Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders, and all investments made with such monies, including all income or other gain from such investments, are for the benefit of the Servicer as provided in Section 5.01 of the Servicing Agreement.

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

        On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Payment Account to the Noteholders in respect of the Notes and, in its capacity as Certificate Paying Agent, to the Certificateholders from the Distribution Account in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b) and in accordance with the Servicing Certificate).

        The Indenture Trustee shall invest any funds in the Note Payment Account in Permitted Investments selected by the Servicer maturing no later than the Business Day preceding the next succeeding Payment Date (except that any investment in the institution with which the Note Payment Account is maintained may mature on such Payment Date) and shall not be sold or disposed of prior to the maturity. In addition, such Permitted Investments shall not be purchased at a price in excess of par. The Indenture Trustee shall have no liability whatsoever for investment losses on Permitted Investments, if such investments are made in accordance with the provisions of this Indenture and the Indenture Trustee is not the obligor under the Permitted Investment.

Section 8.03 Officer's Certificate. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to
Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture
Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

Section 8.04 Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders, the Certificate Paying Agent on behalf of the Certificateholders and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

Section 8.05   Release of Trust Estate.

(a) Subject to the payment of its fees, expenses and indemnification, the Indenture Trustee may, and when required by the provisions of this Indenture or the Servicing Agreement, shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No Person relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

(b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding and (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

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

(c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of an Issuer Request accompanied by an Officers' Certificate.

Section 8.06 Surrender of Notes Upon Final Payment. By acceptance of any Note, the Noteholder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                   ARTICLE IX

                             Supplemental Indentures

Section 9.01   Supplemental Indentures Without Consent of Noteholders.
               ------------------------------------------------------

(a) Without the consent of the Noteholders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii) to add to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

(iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v) to cure any ambiguity, to correct any error or to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

(vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Noteholders (as evidenced by an Opinion of Counsel);

(vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

(viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel to the effect that the execution of such supplemental indenture will not give rise to any material adverse tax consequence to the Noteholders, including any Adverse REMIC Event.

        The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, without the consent of any Noteholder but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or (ii) cause the Issuer to be subject to an entity level tax.

Section 9.02 Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, with prior notice to the Rating Agencies and with the consent of the Noteholders of not less than a majority of the Voting Rights of each Class of Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Noteholder of each Note affected thereby:

(a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the Note Rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

(b) reduce the percentage of Voting Rights of any Class of the Notes, the consent of the Noteholders of which is required for any such supplemental


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

indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(c) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

(d) reduce the percentage of Voting Rights of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

(e) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

(f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

(g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Noteholder of any Note of the security provided by the lien of this Indenture; and provided further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

        The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Noteholders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

        It shall not be necessary for any Act (as defined in Section 10.03 hereof) of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Noteholders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this
Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive and, subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 9.04 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.05 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of TIA as in effect at the time of such amendment or supplement so long as this Indenture shall then be qualified under TIA.

Section 9.06 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this
Article IX may, and if required by the Indenture Trustee, shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                                  Miscellaneous

Section 10.01  Compliance Certificates and Opinions, etc.

(a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:


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

(i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

(iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

(v) if the signer of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

(b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in
        Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

(ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the aggregate Note Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

(iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall


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

     also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the aggregate Note Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

(v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this Section 10.01, (A) collect upon, sell or otherwise dispose of the Mortgage Loans as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Note Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing December 31, 2003, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months (or such longer period, in the case of the first such Officer's Certificate) were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

Section 10.02  Form of Documents Delivered to Indenture Trustee.
               ------------------------------------------------

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of either Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of either Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 10.03  Acts of Noteholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders


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

signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this
Section 10.03.

(b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c) The ownership of Notes shall be proved by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04 Notices, etc., to Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

(a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office with a copy to JPMorgan Chase Bank, 1 Bank One Plaza, Suite IL1-0481, Chicago, Illinois 60670-0481,
Attention: GMACM 2003-GH2. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer;

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

(b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: GMACM Mortgage Loan Trust 2003-GH2, in care of the Owner Trustee, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee; or

(c) The Hedge Counterparty by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder to in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to:
Bear, Stearns Financial Products, Inc., 245 Park Avenue, Suite 1700, New York, New York 10167; or, as to each of the foregoing Persons, at such other address as shall be designated by written notice to the other foregoing Persons..

        Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, 55 Water Street, New York, New York 10004, Attention: Asset Backed Surveillance Department; or, as to each of the foregoing Persons, at such other address as shall be designated by written notice to the other foregoing Persons.

Section 10.05 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

        In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

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

        Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

Section 10.06 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

Section 10.07 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

        The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

Section 10.08 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 10.09 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

Section 10.10 Severability. In case any provision in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

Section 10.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 10.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which counsel shall be reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 10.16 Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their respective individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

Section 10.17 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

Section 10.18 Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                                   ARTICLE XI

                                REMIC Provisions

Section 11.01  REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Estate, but excluding the Hedge Agreement, as set forth in Section 2.06 of the Trust Agreement, as two REMICs under the Code and, if necessary, under applicable state law, in accordance with Section 2.06 of the Trust Agreement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Securities are issued. For the purposes of the REMIC elections in respect of the Trust Estate, Securities and interests to be designated as the "regular interests" and the sole class of "residual interests" in each REMIC will be set forth in Section
11.03. The REMIC Administrator and the Indenture Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in each REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of each of REMIC I and REMIC II as designated in Section 11.03 below, the Trust Estate within the meaning of Section 860G(a)(9) of the Code.

(c) GMAC Mortgage Corporation shall hold a Class R Certificate representing at least a 0.01% Percentage Interest in each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, on behalf of the Tax Matters Partner, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Estate and (ii) represent the Trust Estate in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Estate and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and, if approval therefore is received from the applicable District Director of the Internal Revenue Service, shall sign and file such returns in a timely manner and, otherwise, shall, shall deliver such Tax Returns in a timely manner to the Owner Trustee, if the Owner Trustee is required to sign such returns in accordance with Section 5.03 of the Trust Agreement, and shall sign


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

(if the Owner Trustee is not so required) and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Owner Trustee with respect to any tax or liability arising from the Owner Trustee's signing of Tax Returns that contain errors or omissions. The Indenture Trustee and Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Indenture Trustee, and the Indenture Trustee shall forward to the Noteholders and the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Indenture Trustee shall assist the Servicer and the REMIC Administrator, to the extent reasonably requested by the Servicer and the REMIC Administrator to do
so). The Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Estate to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any of the REMICs as a REMIC or (ii) result in the imposition of a tax upon any of the REMICs (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Estate and the Noteholders and the Certificateholders, at the expense of the Trust Estate, but in no event at the expense of the Servicer, the REMIC Administrator, the Owner Trustee or the Indenture Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Estate against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Estate, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Estate, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Estate has been given and that all other preconditions to the taking of such action have been satisfied. The Indenture Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any of the REMICs created hereunder or any related assets thereof, or causing any of the REMICs to take any action, which is not expressly permitted under the terms of this Agreement, the Indenture Trustee will consult with the Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any of the REMICs, and the Indenture Trustee shall not take any such action or cause either REMIC to take any such action as to which the Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Servicer or the REMIC Administrator. At all times as may be required by the Code, the Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any of the REMICs created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any of the REMICs as defined in
Section 860G(c) of the Code, on any contributions to any of the REMICs after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or the Servicer has in its sole discretion determined to indemnify the Trust Estate against such tax, (ii) to the Indenture Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article XI, or (iii) otherwise against amounts on deposit in the Custodial Account and on the Payment Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the accrued interest due on each Class entitled thereto on a pro rata basis.

(h) The Indenture Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Servicer nor the Indenture Trustee shall accept any contributions of assets to any of the REMICs created hereunder unless (subject to Section 11.01(f)) the Servicer and the Indenture Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause either of the REMICs to fail to qualify as a REMIC at any time that any Notes or Certificates are outstanding or subject either of the REMICs to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Servicer nor the Trustee shall (subject to Section 11.01(f)) enter into any arrangement by which either of the REMICs created hereunder will receive a fee or other compensation for services nor permit either of the REMICs to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Notes and Certificates representing a regular interest in the applicable REMIC is the Final Payment Date.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Indenture Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of either of the REMICs created hereunder, (iii) the termination of the applicable REMIC pursuant to Section
8.02 of the Trust Agreement or (iv) a purchase of Mortgage Loans pursuant to the Purchase Agreement) nor acquire any assets for either of the REMICs, nor sell or dispose of any investments in the Custodial Account or the Payment Account for gain nor accept any contributions to either of the REMICs after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of either of the REMICs as a REMIC or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Estate against such tax, cause either REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

(n) The Trustee will apply for an employer identification number from the Internal Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

Section   11.02   Servicer,    REMIC   Administrator   and   Indenture   Trustee
     Indemnification.

               The Indenture Trustee agrees to indemnify the Trust Estate, the REMIC Administrator and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Estate or the Servicer, as a result of a breach of the Indenture Trustee's covenants set forth in Article VIII or this Article XI.

               The REMIC Administrator agrees to indemnify the Trust Estate, the Servicer, the Owner Trustee and the Indenture Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Estate, the Servicer, the Owner Trustee or the Indenture Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article XI with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Owner Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Servicer in which case Section 11.02(c) will apply.

               The Servicer agrees to indemnify the Trust Estate, the REMIC Administrator, the Owner Trustee and the Indenture Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Estate, the REMIC Administrator, the Owner Trustee or the Indenture Trustee, as a result of a breach of the Servicer's covenants set forth in this Article XI or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Servicer that contain errors or omissions.

Section 11.03  Designation of REMIC(s).

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Estate, and subject to this Agreement (including the Mortgage Loans, but excluding the Hedge Agreement, as set forth in Section 2.06 of the Trust Agreement ) as a REMIC ("REMIC I") and will make an election to treat the pool of assets comprised of the REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions under the federal income tax law.

        The REMIC II Regular Interests will be "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.


                            [Signature Page Follows]

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                             GMACM MORTGAGE LOAN TRUST 2003-GH2, as Issuer



                             By:  WILMINGTON TRUST COMPANY, not in its
                                  individual capacity but solely as Owner
                                  Trustee



                             By:
                                  --------------------------------------
                                  Name:
                                  Title:



                             JPMORGAN CHASE BANK, as Indenture Trustee



                             By:
                                  --------------------------------------
                                  Name:
                                  Title:

JPMORGAN CHASE BANK
hereby accepts the appointment as Paying Agent pursuant to Section 3.03 hereof and as Note Registrar pursuant to Section 4.02 hereof.


By:
        ------------------------------------
        Name:
        Title:

Signatures and Seals

STATE OF _______________     )
                             )       ss.:
COUNTY OF _____________      )

        On this ___ day of December, 2003, before me personally appeared ____________, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________, that he/she is the ____________ of Wilmington Trust Company, the Owner Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

               .......
               Notary Public

Acknowledgements

STATE OF _______________     )
                             ) ss.:
COUNTY OF _____________      )

        On this ___ day of December, 2003, before me personally appeared __________, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________; that he/she is the ___________ of JPMorgan Chase Bank, as Indenture Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

              _________________________-
               Notary Public

NOTARIAL SEAL

                                   EXHIBIT A-1
                              FORM OF CLASS A NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT THE ACQUISITION OF THIS NOTE BY THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

GMACM Mortgage Loan-Backed Term Note, Class A-[__]

Registered

Initial Note Balance:  $[   ]

No. A-[__]-__

Note Rate:  [Variable] [____%]

CUSIP NO. [  ]


                       GMACM MORTGAGE LOAN TRUST 2003-GH2

        GMACM Mortgage Loan Trust 2003-GH2, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of [_______________] Dollars ($[_______________]), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all A-[__] Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-[__] Notes (the "Notes") pursuant to Section 3.05 of the indenture dated as of December 22, 2003 (the "Indenture"), between the Issuer and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in [__________] 203[__], to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Class of Notes for the Interest Period. The Note Rate for each Interest Period will be a [fixed] [floating] rate equal to the [lesser of a per annum rate equal to (i) [__]% and (ii) the Net WAC Cap] [lesser of a per annum rate equal to (i) [__]% plus 0.50% beginning on the second Payment Date after the Optional Call Date and (ii) the Net WAC Cap] [least of (i) One-Month LIBOR plus 0.[__]%; (ii) a per annum rate equal to the Net WAC Cap; and (iii) [__]% per annum. One-Month LIBOR for each applicable Interest Period will be determined as of the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period by the Indenture Trustee as set forth in the Indenture. All determinations of One-Month LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Note, by accepting this Note, agrees to be bound by such determination.] [Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date.] [Interest on this Note will accrue for each Payment Date during the calendar month preceding that Payment Date.] Interest will be computed on the basis of the [30] [actual number of days] in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Mortgage Loan-Backed Term Notes, Series 2003-GH2 (the "Series 2003-GH2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2003-GH2 Notes. The Series 2003-GH2 Notes are subject to all terms of the Indenture.

        The Series 2003-GH2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on December 25, 2003, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in [__________] 203[__] pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Note, by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2003-GH2 Notes under the Indenture at any time by the Issuer and the Indenture Trustee and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Series 2003-GH2 Notes, on behalf of the Noteholders of all Series 2003-GH2 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2003-GH2 Notes issued thereunder but with prior notice to the Rating Agencies.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, JPMorgan Chase Bank in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                            [Signature Page Follows]

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.




                                  GMACM MORTGAGE LOAN TRUST 2003-GH2



                                  By:  WILMINGTON TRUST COMPANY, not in its
                                       individual capacity but solely as Owner
                                       Trustee

Dated:  December 22, 2003

                                  By:
                                       --------------------------------------
                                                Authorized Signatory





CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                                 JPMORGAN CHASE BANK,
                                 not in its individual capacity but solely as Indenture Trustee



                                 By:
                                      --------------------------------------
                                               Authorized Signatory

Dated: December 22, 2003

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
 ___________________________________

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

            _____________________________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder,  and hereby  irrevocably  constitutes
and                                                                     appoints
_______________________________________________________________________________
, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                 */
        ----------------------------     ------------------------------
                                         Signature Guaranteed:

                                                                          */


* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-2
                              FORM OF CLASS M NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT THE ACQUISITION OF THIS NOTE BY THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

GMACM Mortgage Loan-Backed Term Note, Class M-[__]

Registered

Initial Note Balance:  $[________________]

No. M-[__]-__

Note Rate:  [____%]

CUSIP NO.  [________________]


                       GMACM MORTGAGE LOAN TRUST 2003-GH2

        GMACM Mortgage Loan Trust 2003-GH2, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of [_______________] Dollars ($[_______________]), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class M-[__] Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class M-[__] Notes (the "Notes") pursuant to Section 3.05 of the indenture dated as of December 22, 2003 (the "Indenture"), between the Issuer and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in [__________] 203[__], to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Class of Notes for the Interest Period. The Note Rate for each Interest Period will be a fixed rate equal to the lesser of a per annum rate equal to (i) [__]% plus 0.50% beginning on the second Payment Date after the Optional Call Date and (ii) the Net WAC Cap. Interest on this Note will accrue for each Payment Date during the calendar month preceding that Payment Date. Interest will be computed on the basis of 30 days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Mortgage Loan-Backed Term Notes, Series 2003-GH2 (the "Series 2003-GH2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2003-GH2 Notes. The Series 2003-GH2 Notes are subject to all terms of the Indenture.

        The Series 2003-GH2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        Principal  of and  interest on this Note will be payable on each Payment

Date, commencing on December 25, 2003, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in [__________] 203[__] pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Note, by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2003-GH2 Notes under the Indenture at any time by the Issuer and the Indenture Trustee and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then Outstanding and with prior notice to the Rating

Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Series 2003-GH2 Notes, on behalf of the Noteholders of all Series 2003-GH2 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2003-GH2 Notes issued thereunder but with prior notice to the Rating Agencies.
        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, JPMorgan Chase Bank in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                            [Signature Page Follows]

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.




                                GMACM MORTGAGE LOAN TRUST 2003-GH2



                                By:  WILMINGTON TRUST COMPANY, not in its
                                     individual capacity but solely as Owner
                                     Trustee

Dated:  December 22, 2003

                                By:
                                     --------------------------------------
                                              Authorized Signatory





CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                               JPMORGAN CHASE BANK,
                               not in its individual capacity but solely as Indenture Trustee



                               By:
                                    --------------------------------------
                                             Authorized Signatory

Dated: December 22, 2003

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
   __________________________


   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

               _______________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

_____________________________________________________________________________  ,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                          */
        ---------------          ----------------------------
                                 Signature Guaranteed:

                                                                */



* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-3

                              FORM OF CLASS B NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT THE ACQUISITION OF THIS NOTE BY THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

GMACM Mortgage Loan-Backed Term Note, Class B

Registered

Initial Note Balance:  $[________________]

No. B-__

Note Rate:  [____%]

CUSIP NO.  [________________]


                       GMACM MORTGAGE LOAN TRUST 2003-GH2

        GMACM Mortgage Loan Trust 2003-GH2, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of [_______________] Dollars ($[_______________]), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class B-[__] Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class B Notes (the "Notes") pursuant to Section 3.05 of the indenture dated as of December 22, 2003 (the "Indenture"), between the Issuer and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in [__________] 203[__], to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Class of Notes for the Interest Period. The Note Rate for each Interest Period will be a floating rate equal to the lesser of a per annum rate equal to (i) the sum of One-Month LIBOR plus 3.25% plus, beginning on the second Payment Date after the first Optional Call Date, 1.625%; (ii) a per annum rate equal to the Net WAC Cap; and (iii) 15.00% per annum. One-Month LIBOR for each applicable Interest Period will be determined as of the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period by the Indenture Trustee as set forth in the Indenture. All determinations of One-Month LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Note, by accepting this Note, agrees to be bound by such determination. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Mortgage Loan-Backed Term Notes, Series 2003-GH2 (the "Series 2003-GH2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2003-GH2 Notes. The Series 2003-GH2 Notes are subject to all terms of the Indenture.

        The Series 2003-GH2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on December 25, 2003, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in [__________] 203[__] pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Note, by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2003-GH2 Notes under the Indenture at any time by the Issuer and the Indenture Trustee and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Series 2003-GH2 Notes, on behalf of the Noteholders of all Series 2003-GH2 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2003-GH2 Notes issued thereunder but with prior notice to the Rating Agencies.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, JPMorgan Chase Bank in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                            [Signature Page Follows]

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.




                               GMACM MORTGAGE LOAN TRUST 2003-GH2



                               By:  WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as Owner
                                    Trustee

Dated:  December 22, 2003

                               By:
                                    --------------------------------------
                                             Authorized Signatory





CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                               JPMORGAN CHASE BANK,
                               not in its individual capacity but solely as Indenture Trustee



                               By:
                                    --------------------------------------
                                             Authorized Signatory

Dated: December 22, 2003

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
   __________________________


   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

               _______________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

_____________________________________________________________________________  ,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                          */
        ---------------          ----------------------------
                                 Signature Guaranteed:

                                                                */


--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                   APPENDIX A

                                   DEFINITIONS


     Advance: As to any Mortgage Loan, any advance made by the Servicer, pursuant to Section 4.01(d) of the Servicing Agreement.

        Adverse REMIC Event:  As defined in Section 11.01(f) of the Indenture.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

        Amount Held for Future Distribution: As to any Payment Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Curtailments, Mortgage Loan purchases received or made in the month of such Payment Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Servicer has deemed to have been received in the preceding month in accordance with Section 3.7 of the Servicing Agreement), and Principal Prepayments in Full received or made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: With respect to any Mortgaged Property, either (x) the value as generally set forth in an appraisal of such Mortgaged Property used to establish compliance with the underwriting criteria then in effect in connection with the application for the Mortgage Loan secured by such Mortgaged Property, or (y) if the sales price of such Mortgaged Property was considered in accordance with the underwriting criteria applicable to the related Mortgage Loan, the lesser of (i) the appraised value referred to in (x) above and (ii) the sales price of such Mortgaged Property.

        Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the conveyance of such Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same jurisdiction.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Authorized Newspaper: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

        Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.
        ---------------

        Basic Documents: The Trust Agreement, the Indenture, the Purchase Agreement, the Servicing Agreement, the Custodial Agreement and the other documents and certificates delivered in connection with any of the above.

        Beneficial Owner: With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

        Book-Entry Notes: Beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Pennsylvania, Delaware or the State in which the Corporate Trust Office is located are required or authorized by law to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Seller or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Estate prior to deposit into the Custodial or Payment Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Balance: With respect to each Class SB Certificate, on any Payment Date, an amount equal to the then applicable Certificate Percentage Interest of such Certificate multiplied by the Overcollateralization Amount, which amount represents the sum of (i) the initial principal balance of the REMIC II Regular Interest SB-PO, as reduced by Realized Losses allocated thereto and payments deemed paid thereon, and (ii) accrued and unpaid interest on the REMIC II Regular Interest SB-IO, as reduced by Realized Losses allocated thereto.

        Certificate Distribution Amount: For any Payment Date, the amount, if any, distributable on the Certificates for such Payment Date pursuant to Section 3.05(a)(xx) of the Indenture.

        Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

        Certificate Paying Agent: The Indenture Trustee, as further described in
Section 3.10 of the Trust Agreement.

        Certificate Percentage Interest: With respect to any Payment Date and any Certificate, the Percentage Interest for such Certificate.

        Certificate Rate: With respect to the Class SB Certificates or REMIC II Regular Interest SB-IO and any Payment Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through (iii) below, and the denominator of which is the aggregate principal balance of the REMIC I Regular Interests. For purposes of calculating the Certificate Rate for the Class SB Certificates, the numerator is equal to the sum of the following components:

               (i) the REMIC I Remittance Rate for Class LT1 REMIC I Regular Interest minus the SB-IO Marker Rate, applied to a notional amount equal to the Class Principal Balance of the Class LT1 REMIC I Regular Interest;

               (ii) the  REMIC I  Remittance  Rate  for the  Class  LT2  REMIC I
               Regular Interest minus the SB-IO Marker Rate, applied to a notional amount equal to the Class Principal Balance of Class LT2 REMIC I Regular Interest; and

               (iii) the REMIC I Remittance Rate for the Class LT4 REMIC I Regular Interest minus twice the SB-IO Marker Rate, applied to a notional amount equal to the Class Principal Balance of Class LT4 REMIC I Regular Interest.

     Certificate Register: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

     Certificate Registrar: Initially, the Indenture Trustee, in its capacity as Certificate Registrar.

        Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate of the Owner Trustee or the Indenture Trustee shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided that, in determining whether the Indenture Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of

Certificates that have been pledged in good faith may be regarded as Certificateholders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of the Owner Trustee or the Indenture Trustee.

        Certificates:  Collectively, the Class R and the Class SB Certificates.
        ------------

        Class: With respect to any Note, all Notes that bear the same Class designation, (i.e., the Class A Notes as a group, the Class B Notes as a group, the Class M-1 Notes as a group or the Class M-2 Notes as a group). With respect to any Certificate, all Certificates that bear the same Class designation, (i.e., the Class SB Certificates as a group, the Class R-I Certificates as a group and the Class R-II Certificates as a group). With respect to any REMIC Regular Interest, all Regular Interests that bear the same Class designation.

        Class A Notes: The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

        Class A Principal Distribution Amount: With respect to any Payment Date that is prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Collection Distribution Amount for such Payment Date. With respect to any Payment Date on or after the Stepdown Date if a Trigger Event is not in effect as of such Payment Date, the lesser of (a) the Principal Collection Distribution Amount for such Payment Date and (b) the excess of (i) the aggregate Note Balances of the Class A Notes as of such

Payment Date prior to any distributions thereon over (ii) the lesser of (x) the product of (1) the Subordination Percentage and (2) the Pool Balance after giving effect to distributions to be made on such Payment Date and (y) the Pool Balance prior to giving effect to distributions to be made on such Payment Date less the Overcollateralization Floor.

        Class A-1 Notes The Class A-1 GMACM Mortgage Loan-Backed Term Notes, Series 2003-GH2, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-2 Notes The Class A-2 GMACM Mortgage Loan-Backed Term Notes, Series 2003-GH2, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-3 Notes The Class A-3 GMACM Mortgage Loan-Backed Term Notes, Series 2003-GH2, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-4 Notes The Class A-4 GMACM Mortgage Loan-Backed Term Notes, Series 2003-GH2, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class B Notes: The Class B GMACM Mortgage Loan-Backed Term Notes, Series 2003-GH2, in substantially the form set forth in Exhibit A-4 to the Indenture.

        Class B Principal Distribution Amount: With respect to any Payment Date that is prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Collection Distribution Amount for such Payment Date after the distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount. With respect to any Payment Date on or after the Stepdown Date if a Trigger Event is not in effect as of such Payment Date, the lesser of

(a) the remaining Principal Collection Distribution Amount for such Payment Date after the distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount and (b) the excess of (i) the aggregate Note Balance of the Class A Notes, the Class M-1 Notes and the Class M-2 Notes as of such Payment Date after any distributions on such Notes and (ii) the Note Balance of the Class B Notes as of such Payment Date prior to any distributions thereon over (A) the lesser of (x) the product of (1) the Subordination Percentage and (2) the Pool Balance after giving effect to distributions to be made on such Payment Date and (y) the Pool Balance prior to giving effect to distributions to be made on such Payment Date less the Overcollateralization Floor.

        Class LT Principal Reduction Amounts: For any Payment Date, the amounts by which the principal balances of the Class LT1, Class LT2, Class LT3 and Class LT4 Regular Interests respectively will be reduced on such Payment Date by the allocation of Liquidation Loss Amounts and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 = the Class Principal Balance of the Class LT1 REMIC I Regular Interest after the allocation of REMIC I Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y2 = the Class Principal Balance of the Class LT2 REMIC I Regular Interest after the allocation of REMIC I Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y3 = the Class Principal Balance of the Class LT3 REMIC I Regular Interest after the allocation of REMIC I Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y4 = the Class Principal Balance of the Class LT4 REMIC I Regular Interest after the allocation of REMIC I Liquidation Loss Amounts and making of distributions on the prior Payment Date (note: Y4 =
               Y3).

        ?Y1 = the Class LT1 Principal Reduction Amount.

        ?Y2 = the Class LT2 Principal Reduction Amount.

        ?Y3 = the Class LT3 Principal Reduction Amount.

        ?Y4 = the Class LT4 Principal Reduction Amount.

        P0 = the aggregate principal balance of the Class LT1, Class LT2, Class LT3 and Class LT4 REMIC I Regular Interests after distributions and the allocation of Liquidation Loss Amounts on the prior Payment Date.

            = the aggregate principal balance of the Mortgage Loans after giving effect to principal payments distributed and Liquidation Loss Amounts allocated on the prior Payment Date.

        P1 = the aggregate principal balance of the Class LT1, Class LT2, Class LT3 and Class LT4 REMIC I Regular Interests after distributions and the allocation of Liquidation Loss Amounts to be made on such Payment Date.

            = the aggregate principal balance of the Mortgage Loans after giving effect to principal payments distributed and Liquidation Loss Amounts allocated on such Payment Date.

        ?P = P0 - P1 = the aggregate of the Class LT1, Class LT2, Class LT3 and Class LT4 Principal Reduction Amounts.

              =the sum of (I) the aggregate of the Liquidation  Loss Amounts for such Payment Date and allocated to principal by the definition of REMIC I Liquidation Loss Amounts, (II) the Principal Collections for such Payment Date and (III) the principal portion of amounts advanced for such Payment Date.

        R0 = the Weighted Average Net Loan Rate (stated as a monthly rate) after giving effect to amounts distributed and Liquidation Loss Amounts allocated on the prior Payment Date.

        R1 = the Weighted Average Net Loan Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Liquidation Loss Amounts to be allocated on such Payment Date.

          (alpha)= (Y2 + Y3)/P0.  The  initial  value of (alpha) on the  Closing
               Date for use on the first Payment Date shall be 0.0001.

        (gamma)0 = the lesser of (I) the interest accruing on the Notes in respect of the Interest Period related to such Payment Date (without reduction by the interest portion of Liquidation Loss Amounts, Prepayment Interest Shortfalls or Relief Act Shortfalls allocated to such Notes, but limited to interest accruing at a rate not in excess of the Weighted Average Net Loan Rate) or (II) R0*P0.

        (gamma)1 = the lesser of (I) the interest accruing on the Class I Notes in respect of the Interest Period related to the next succeeding Payment Date (without reduction by the interest portion of Liquidation Loss Amounts, Prepayment Interest Shortfalls or Relief Act Shortfalls allocated to such Notes), but limited to interest accruing at a rate not in excess of the Weighted Average Net Loan Rate or (II) R1*P1.

Then, based on the foregoing definitions:

        ?Y1 =  ?P - ?Y2 - ?Y3 - ?Y4;

        ?Y2 =  ((alpha)/2){((gamma) 0R1 - (gamma)1R0)/R0R1};

        ?Y3 =  (alpha)?P - ?Y2; and

        ?Y4 =  ?Y3

     if both ?Y2 and ?Y3, as so determined, are non-negative numbers. Otherwise:

        (1) If ?Y2, as so determined, is negative, then

        ?Y2 = 0;

        ?Y3 = a{a1R0P0 - a0R1P1}/{a1R0};

        ?Y4 = ?Y3; and

        ?Y1 = ?P - ?Y2 - ?Y3 - ?Y4

        (2) If ?Y3, as so determined, is negative, then

        ?Y3 = 0;

        ?Y2 = a{a1R0P0 - a0R1P1}/{2R1R0P1 -  a1R0};

        ?Y4 = ?Y3; and

        ?Y1 = ?P - ?Y2 - ?Y3 - ?Y4

        Class LT1 Principal Distribution Amount: For any Payment Date, the excess, if any, of the Class LT1 Principal Reduction Amount for such Payment Date over the principal Liquidation Loss Amounts allocated to the Class LT1 REMIC I Regular Interest on such Payment Date.

        Class LT2 Principal Distribution Amount: For any Payment Date, the excess, if any, of the Class LT2 Principal Reduction Amount for such Payment Date over the principal Liquidation Loss Amounts allocated to the Class LT2 REMIC I Regular Interest on such Payment Date.

        Class LT3 Principal Distribution Amount: For any Payment Date, the excess, if any, of the Class LT3 Principal Reduction Amount for such Payment Date over the principal Liquidation Loss Amounts allocated to the Class LT3 REMIC I Regular Interest on such Payment Date.

        Class LT4 Principal Distribution Amount: For any Payment Date, the excess, if any, of the Class LT4 Principal Reduction Amount for such Payment Date over the principal Liquidation Loss Amounts allocated to the Class LT4 REMIC I Regular Interest on such Payment Date.

     Class M Notes: Collectively, the Class M-1 Notes and the Class M-2 Notes.

        Class M-1 Notes: The Class M-1 GMACM Mortgage Loan-Backed Term Notes, Series 2003-GH2, in substantially the form set forth in Exhibit A-2 to the Indenture.

        Class M-1 Principal Distribution Amount: With respect to any Payment Date that is prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Collection Distribution Amount for such Payment Date after the distribution of the Class A Principal Distribution Amount. With respect to any Payment Date on or after the Stepdown Date if a Trigger Event is not in effect as of such Payment Date, the lesser of
(a) the remaining Principal Collection Distribution Amount for such Payment Date after the distribution of the Class A Principal Distribution Amount and (b) the excess of (i) the aggregate Note Balance of the Class A Notes as of such Payment Date after any distributions on such Notes and (ii) the Note Balance of the Class M-1 Notes as of such Payment Date prior to any distributions thereon over
(A) the lesser of (x) the product of (1) the Subordination Percentage and (2) the Pool Balance after giving effect to distributions to be made on such Payment Date and (y) the Pool Balance prior to giving effect to distributions to be made on such Payment Date less the Overcollateralization Floor.

        Class M-2 Notes: The Class M-2 GMACM Mortgage Loan-Backed Term Notes, Series 2003-GH2, in substantially the form set forth in Exhibit A-3 to the Indenture.

        Class M-2 Principal Distribution Amount: With respect to any Payment Date that is prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Collection Distribution Amount for such Payment Date after the distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount. With respect to any Payment Date on or after the Stepdown Date if a Trigger Event is not in effect as of such Payment Date, the lesser of (a) the remaining Principal Collection Distribution Amount for such Payment Date after the distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount and (b) the excess of (i) the aggregate Note Balance of the Class A Notes and the Class M-1 Notes as of such Payment Date after any distributions on such Notes and (ii) the Note Balance of the Class M-2 Notes as of such Payment Date prior to any distributions thereon over (A) the lesser of
(x) the product of (1) the Subordination Percentage and (2) the Pool Balance after giving effect to distributions to be made on such Payment Date and (y) the Pool Balance prior to giving effect to distributions to be made on such Payment Date less the Overcollateralization Floor.

        Class Principal Balance: For each Class of REMIC I Regular Interests, the Initial Balance thereof (as set forth in the definition of REMIC I Regular Interests) as reduced on each successive Payment Date first by Liquidation Loss Amounts allocated to the principal thereof by the definition of REMIC I Liquidation Loss Amounts and second by principal deemed distributed in respect thereof on such Payment Date pursuant to Section 5.01(e) of the Trust Agreement. For each Class of Notes, the Initial Balance thereof as reduced on each successive Payment Date by principal distributed in respect thereof on such Payment Date pursuant to Section 3.03 of the Servicing Agreement and Section
3.05 of the Indenture.

        Class R Certificates: The Class R-I Certificates and the Class R-II Certificates, each as substantially in the form of Exhibit I to the Trust Agreement and entitled to distributions as provided in the Trust Agreement.

        Class SB Certificates: The Class SB Certificates substantially in the form of Exhibit A to the Trust Agreement and entitled to distributions as provided in the Trust Agreement.

        Class SB Distribution Amount: On any Payment Date, the sum of (i) Accrued Certificate Interest for such Payment Date (ii) the amounts payable to the Certificates pursuant to Section 3.05(a)(xx) of the Indenture and (iii) the Overcollateralization Release Amount, if any, for the Determination Date related to such Payment Date, reduced, but not below zero, by the Liquidation Loss Distribution Amount and Overcollateralization Increase Amount for such Payment Date, all of the foregoing done without double counting either in addition or subtraction.

        Closing Date: December 22, 2003.

     Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     Collateral: The meaning specified in the Granting Clause of the Indenture.

        Commission:  The Securities and Exchange Commission.
        ----------

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Indenture Trustee pursuant to the Indenture and are from time to time held as part of the Trust Estate.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding Class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Corporate Trust Office: With respect to the Indenture Trustee, Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 1 Bank One Plaza, Suite IL1-0481, Chicago, Illinois 60670-0481, with offices also located at 55 Water Street, 1st Floor, New York, New York 10041, Attention: Corporate Trust-GMACM Series 2003-GH2. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.07 of the Servicing Agreement, in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

     Custodial Agreement: Any Custodial Agreement among the Custodian, the Indenture Trustee, the Issuer and the Servicer relating to the custody of the Mortgage Loans and the Related Documents.

        Custodian: Escrow Bank USA, an industrial loan corporation established under the laws of the State of Utah, and its successors and assigns, or any successor custodian for the Mortgage Files appointed by the Indenture Trustee and the Servicer.

        Cut-Off Date:  December 1, 2003.

        Cut-Off Date Principal Balance: With respect to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, net of amounts due on such Mortgage Loan on or prior to the Cut-Off Date.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Default: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the related Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Notes: Any definitive, fully registered Note, as described in
Section 4.06 of the Indenture.

     Deleted Loan: A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan.

        Delinquency Ratio: With respect to any Payment Date, the percentage equivalent of a fraction (a) the numerator of which equals the aggregate Stated Principal Balance of all Mortgage Loans that are 60 or more days delinquent as of the last day of the related Due Period (including Mortgage Loans that are in foreclosure or bankruptcy and REO Properties) and (b) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

     Depositor:   Residential   Asset  Mortgage   Products,   Inc.,  a  Delaware
corporation, or its successor in interest.

        Depository: The Depository Trust Company or a successor appointed by the Indenture Trustee with the approval of the Issuer. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder.

        Depository Participant: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Determination Date: With respect to any Payment Date, the 20th day of the month in which such Payment Date occurs or if such day is not a Business Day, the next succeeding Business Day.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Estate or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Account: The account or accounts created and maintained by the Certificate Paying Agent pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Paying Agent will make all distributions on the Certificates from money on deposit in the Distribution Account.

        Due Date: With respect to any Payment Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Payment Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the short-term debt obligations of which have been rated by each Rating Agency in its highest rating category available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) an account or accounts maintained with a depository institution or trust company, as long as its short-term debt obligations are rated P-1 by Moody's and A-1+ by Standard & Poor's (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 by Moody's and AA- by Standard & Poor's (or the equivalent) or better by each Rating Agency, or (iv) a segregated trust account or accounts maintained in the corporate trust division of a depository institution or trust company, acting in its fiduciary capacity, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account will not cause a Rating Event).

        Eligible Substitute Loan: A Mortgage Loan substituted by the Seller for a Deleted Loan, which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Loan (the amount of any shortfall to be deposited by the Seller in the Custodial Account in the month of substitution); (ii) comply with each representation and warranty set forth in
Section  3.1(b) of the  Purchase  Agreement,  other than clauses  (vii),  (xii),
(xiii), (xxii), (xxiii), (xxiv) and (xxv), as of the date of substitution; (iii) have a Loan Rate and Net Loan Rate no lower than and not more than 1% per annum higher than the Loan Rate and Net Loan Rate, respectively, of the Deleted Loan as of the date of substitution; (iv) have an LTV Ratio at the time of substitution no higher than that of the Deleted Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Loan; and (vi) not be 30 days or more delinquent.

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) a default in the payment of the principal of, any installment of the principal of or interest on any Note when the same becomes due and payable, and such default shall continue for a period of five (5) days;

(b) there occurs a default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made that has a material adverse effect on the Noteholders, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Noteholders of at least 25% of the aggregate Note Balance of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder;

(c) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(d) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

        Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

        Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

      FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

        FHA:   The Federal Housing Administration and any successor thereto.
        ---

        Final Payment Date:  The Payment Date in October 2033.
        ------------------

     Fiscal Year: The fiscal year of the Trust, which shall end on December 31 of each year.

        Foreclosure Profit: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of Liquidation Proceeds net of Liquidation Expenses exceeds (ii) the Stated Principal Balance of such Liquidated Mortgage Loan (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) immediately prior to the final recovery of the related Liquidation Proceeds.

        Freddie Mac: Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        GAAP: Generally accepted accounting principles.
        ----

     GMAC: General Motors Acceptance Corporation, and its successors and assigns.

        GMAC Bank: GMAC Bank, a federal savings bank, and its successors and assigns.

        GMACM:  GMAC Mortgage Corporation, and its successors and assigns.

        Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

        Hedge Agreement: The confirmation, dated as of the Closing Date, between
the  Issuer  and  the  Hedge  Counterparty,  or  any  replacement,   substitute,
collateral or other arrangement in lieu thereof.

     Hedge   Counterparty:   Bear  Stearns  Financial  Products  Inc.,  and  its
successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

     Indemnified Party: The meaning specified in Section 7.02 of the Trust Agreement.

     Indenture: The indenture dated as of December 22, 2003 between the Issuer and the Indenture Trustee.

        Indenture Trustee: JPMorgan Chase Bank, a New York State banking corporation, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

        Independent: When used with respect to any specified Person, such Person
(i) is in fact independent of the Issuer, any other obligor on the Notes, the Sellers, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Sellers, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Sellers, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

        Initial Aggregate Note Balance:  $318,215,000.
        ------------------------------

        Initial Class A-1 Note Balance:  $93,678,000.
        ------------------------------

        Initial Class A-2 Note Balance:  $81,050,000.
        ------------------------------

        Initial Class A-3 Note Balance:  $22,280,000.
        ------------------------------

        Initial Class A-4 Note Balance:  $98,961,000.
        ------------------------------

        Initial Class B Note Balance:  $6,448,000.

        Initial Class M-1 Note Balance:  $8,544,000.

        Initial Class M-2 Note Balance:  $7,254,000.

        Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Indenture Trustee shall have notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Servicer or the Indenture Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.

        Interest Carry Forward Amount: With respect to any Payment Date and any Class of Notes, other than the Class A-1, the sum of:

        (1) if on that payment date the Note Rate on any such Class is limited to the Net WAC Cap, the excess of (a) the amount of interest such Class would have been entitled to receive without regard to the Net WAC Cap on such Payment Date, over (b) the amount of interest that such Class was entitled to receive on such Payment Date because the applicable Note Rate was calculated at the Net WAC Cap; and

        (2) the Interest Carry Forward Amount for all previous Payment Dates for such Class not previously paid, together with interest thereon at a rate equal to the Note Rate for that payment date.

     With respect to any Payment Date and the Class A-1 Notes, the sum of: (1) the excess of:

o if on that Payment Date the Note Rate for the Class A-1 Notes is limited to the Net WAC Cap, the amount of interest that Class A-1 Notes would have been entitled to receive on that Payment Date had the applicable Note Rate been calculated as a per annum rate equal to the lesser of (a) One-Month LIBOR plus 0.20% and (b) 12.00%, over

o the amount of interest that Class A-1 Notes were entitled to receive on that Payment Date because the applicable Note Rate was calculated at the Net WAC Cap; and

        (2) the Interest Carry Forward Amount for the Class A-1 Notes for all previous Payment Dates not previously paid, together with interest thereon at a rate equal to the applicable Note Rate for that Payment Date.

        Interest Collections: With respect to any Payment Date, the sum of (i) the portion of all scheduled Monthly Payments on the Mortgage Loans due on the related Due Dates and received and applied to interest on or prior to the related Determination Date and any Advances in respect of interest, as reported by the Servicer or the related Subservicer, minus the Servicing Fee for the related Due Period, (ii) the portion of all Net Liquidation Proceeds, Insurance Proceeds and condemnation awards allocable to interest pursuant to the terms of the Mortgage Notes, reduced by the Servicing Fee, that were received by the Servicer during the prior calendar month, (iii) interest paid with respect to a Mortgagor Prepayment In Full that is received during the portion of the related Prepayment Period that occurs during the prior calendar month, reduced by the related Servicing Fee, and (iv) the interest portion of the Repurchase Price for any Deleted Loans received by the Servicer during the prior calendar month, reduced by the related Servicing Fee. The terms of the related Mortgage Note shall determine the portion of each payment in respect of each Mortgage Loan that constitutes principal or interest.

        Interest Period: With respect to any Payment Date and each Class of Notes, other than the Class A-1 Notes, the calendar month preceding that Payment Date. With respect to any Payment Date and the Class A-1 Notes, other than the first Payment Date, the period commencing on the Payment Date in the month immediately preceding the month in which such Payment Date occurs and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period commencing on the Closing Date and ending on the day preceding the first Payment Date.

        Issuer or Trust: The GMACM Mortgage Loan Trust 2003-GH2, a Delaware statutory trust, or its successor in interest.

        Issuer Order or Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     Land Loans: Mortgage Loans secured solely by first liens on unimproved land.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        LIBOR  Business  Day:  Any day other than (i) a Saturday  or a Sunday or
(ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

        Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

        Liquidated Mortgage Loan: With respect to any Payment Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the prior calendar month that substantially all Liquidation Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO Property have been recovered.

        Liquidation Expenses: All out-of-pocket expenses (exclusive of overhead) incurred by or on behalf of the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, including legal fees and expenses, any unreimbursed amount expended respecting such Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

        Liquidation Loss Amount: With respect to any Payment Date and any Mortgage Loan that became a Liquidated Mortgage Loan during the prior calendar month, the unrecovered portion of the Stated Principal Balance of such Mortgage Loan and any unpaid accrued interest thereon at the end of such prior calendar month, after giving effect to the Net Liquidation Proceeds applied in reduction of such Stated Principal Balance.

        Liquidation Loss Distribution Amount: With respect to any Payment Date, the aggregate of (A) 100% of the Liquidation Loss Amounts on such Payment Date, plus (B) any Liquidation Loss Distribution Amounts remaining undistributed from any preceding Payment Date.

        Liquidation Proceeds: Proceeds (including Insurance Proceeds) if any received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise.

        Loan Rate: With respect to any Mortgage Loan and any day, the per annum rate of interest applicable under the related Mortgage Note.

        Loan-to-Value Ratio or LTV Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lost Note Affidavit: With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note, if available).

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        Missing  Documents:  Any documents  required to be delivered pursuant to
Section 2.1(e) of the Purchase Agreement that are not included in the Mortgage File and that are identified on Exhibit 2 of the Purchase Agreement.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Loan Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Loan Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for any partial Principal Prepayments thereon and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple interest in real property securing a Mortgage Loan.

     Mortgage File: (I) with respect to each Mortgage Loan (other than a Cooperative Loan):

        (i) The original Mortgage Note, endorsed without recourse in blank, or in the name of the Trustee as trustee, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of GMACM, and if in the form of an allonge, the allonge shall be stapled to the Mortgage Note), with all intervening endorsements showing a complete chain of title from the originator to GMACM. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by "____________, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by "____________ formerly known as [previous name]";

        (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan, if the Mortgage is registered on the MERS(R) System, and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

        (iii) The original of any guarantee executed in connection with the Mortgage Note, if applicable;

        (iv) Any rider or the original of any modification agreement executed in connection with the related Mortgage Note or Mortgage, with evidence of recording if required by applicable law;

        (v) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment or Assignments of the Mortgage (which may be included in a blanket assignment or assignments) from GMACM to "JPMorgan Chase Bank, as Indenture Trustee under that certain Indenture dated as of December 22, 2003, for GMACM Mortgage Loan-Backed Notes, Series 2003-GH2" c/o the Servicer at an address specified by the Servicer, and signed by an authorized officer, which assignment shall be in form and substance acceptable for recording. If the Mortgage Loan was acquired by the assignor in a merger, the assignment must be by "_________________, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the assignor while doing business under another name, the assignment must be by "______________ formerly known as [previous name]";

        (vi) Originals of all intervening assignments of mortgage, which together with the Mortgage shows a complete chain of title from the originator to GMACM if the Assignment to the Indenture Trustee refereed to in clause (v) above is from GMACM Bank (or to MERS, if the Mortgage Loan is registered on the MERS(R) System, and which notes the presence of a MIN), with evidence of recording thereon, or a copy of the assignment certified by the applicable recording office in which such assignment has been recorded;

        (vii) The original mortgagee policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, (i) a written commitment or interim binder for title issued by the title insurance or escrow company dated as of the date the Mortgage Loan was funded, with a statement by the title insurance company or closing attorney that the priority of the lien of the related Mortgage during the period between the date of the funding of the related Mortgage Loan and the date of the related title policy (which title policy shall be dated the date of recording of the related Mortgage) is insured, or (ii) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property, except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally; or other evidence of title insurance acceptable to Fannie Mae or Freddie Mac, in accordance with the Fannie Mae Seller/Servicer Guide or Freddie Mac Seller/Servicer Guide, respectively;

        (viii) A certified  true copy of any power of attorney,  if  applicable;
and

        (ix) Originals of any security agreement, chattel mortgage or the equivalent executed in connection with the Mortgage, if any.

        and (II) with respect to each Cooperative Loan:

        (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to GMACM;

        (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

        (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

        (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

        (v) The Security Agreement;

        (vi) Copies of the original UCC financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

        (vii) Copies of the filed UCC assignments or amendments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

        (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

        (ix)  The  original  of  each  modification,   assumption  agreement  or
preferred loan agreement, if any, relating to such Cooperative Loan; and

        (x) A duly completed UCC financing statement showing GMACM as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        It is understood that the Mortgage File (other than the Mortgage Note) may be retained in microfilm, microfiche, optical storage or magnetic media in lieu of hard copy; provided, that with respect to any Mortgage Loan not registered on the MERS(R) System, the original Assignments required by (I)(v) above shall be retained in the Mortgage File.

        Mortgage Loans: At any time, all Mortgage Loans that have been sold to the Issuer pursuant to the Trust Agreement, together with all monies due or to become due thereunder or the Related Documents, and that remain subject to the terms thereof.

        Mortgage Loan Schedule: The initial schedule of Mortgage Loans as of the Cut-Off Date set forth in Exhibit A of the Servicing Agreement, which schedule sets forth as to each Mortgage Loan the (i) Cut-Off Date Principal Balance, (ii) loan number, (iii) original term to maturity of the related Mortgage Note, (iv) date of the related Mortgage Note, (v) maturity date of the related Mortgage Note, (vi) Appraised Value of the related Mortgaged Property, (vii) the LTV Ratio, (viii) debt-to-income ratio of the related Mortgagor, and (ix) number of residential units on the related Mortgaged Property.

        Mortgage Note: With respect to a Mortgage Loan, the promissory note pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

        Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

        Mortgagor:  The obligor or obligors under a Mortgage Note.
        ---------

        Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses (but not including the portion, if any, of such amount that exceeds the Stated Principal Balance of, plus accrued and unpaid interest on, such Mortgage Loan at the end of the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan).

        Net Loan Rate: With respect to any Mortgage Loan and Payment Date, the Loan Rate of the Mortgage Loan applicable to the Monthly Payment due during the related Due Period, net of the Servicing Fee Rate for such Mortgage Loan on such Payment Date.

        Net WAC Cap: With respect to any Payment Date, a per annum rate equal to the weighted average of the Net Loan Rates of the Mortgage Loans as of the first day of the related Due Period, based on the Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period and, in the case of the Class A-1 Notes, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Period.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Servicer in respect of a Mortgage Loan (other than a Deleted Loan) which, in the good faith judgment of the Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or property relating to REO Property. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee promptly following such determination.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Non-United States Person:  Any Person other than a United States Person.
        ------------------------

        Note Balance: With respect to any Payment Date and any Class of Notes, the Initial Note Balance thereof reduced by all payments of principal thereon prior to such Payment Date.

        Noteholder: The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Noteholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided, that in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Noteholders if the pledgee thereof establishes to the satisfaction of the Indenture Trustee or the Owner Trustee such pledgee's right so to act with respect to such Notes and that such pledgee is not the Issuer, any other obligor on the Notes or any Affiliate of any of the foregoing Persons.

        Note Owner or Owner:  The Beneficial Owner of a Note.
        -------------------

        Note Payment Account: The account established by the Indenture Trustee pursuant to Section 8.02 of the Indenture and Section 5.01 of the Servicing Agreement. Amounts deposited in the Note Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

        Note Payment Account Deposit Date: As to any Payment Date, the Business Day prior thereto.

        Note Rate: With respect to each Interest Period and the related Payment Date, a per annum rate equal to with respect to:

(a)  the Class A-1 Notes, the least of:

o       One-Month LIBOR plus 0.20%;

o       the Net WAC Cap; and

o       12.00%;

(b)  for the Class A-2 Notes, the lesser of (a) 5.00% and (b) the Net WAC Cap;

(c)  the Class A-3 Notes, the lesser of (a) 5.00% and (b) the Net WAC Cap;

        (d) the Class A-4 Notes, the lesser of (a) 5.00% plus, with respect to each Payment Date occurring on or after the second Payment Date following the first Optional Call Date, 0.50% and (b) the Net WAC Cap;

        (e) the Class M-1 Notes, the lesser of (a) 5.00% plus, with respect to each Payment Date occurring on or after the second Payment Date following the first Optional Call Date, 0.50% and (b) the Net WAC Cap;

        (g) the Class M-2 Notes, the lesser of (a) 5.00% plus, with respect to each Payment Date occurring on or after the second Payment Date following the first Optional Call Date, 0.50% and (b) the Net WAC Cap; and

        (h) for the Class B Notes, , the lesser of (a) 5.00% plus, with respect to each Payment Date occurring on or after the second Payment Date following the first Optional Call Date, 0.50% and (b) the Net WAC Cap. :

        Note Register: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

        Note Registrar: The Indenture Trustee, in its capacity as Note Registrar and its successors and assigns.

     Notes: Any one of the Class A, the Class B or the Class M Notes issued and outstanding at any time pursuant to the Indenture.

        Notional Amount: With respect to the Class SB Certificates and any Payment Date, the aggregate of the Class Principal Balances for all Classes of REMIC I Regular Interests before giving effect to payments to be made and the allocation of Liquidation Loss Amounts to occur on such Payment Date.

        Officer's Certificate: With respect to the Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

        One-Month LIBOR: As to any Interest Period for the Class A-1 Notes, (a) for any Interest Period other than the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of that Interest Period or (b) with respect to the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page, LIBOR will be the Reference Bank Rate determined by the Indenture Trustee. If no such rate appears and the Indenture Trustee is unable to determine a Reference Bank Rate, LIBOR will be LIBOR applicable to the preceding Interest Period.

        Opinion of Counsel: A written opinion of counsel of a law firm reasonably acceptable to the recipient thereof. Any Opinion of Counsel for the Servicer may be provided by in-house counsel for the Servicer if reasonably acceptable.

        Optional Call Date: Any Payment Date on which the Pool Balance is less than 10% of the initial Pool Balance.

        Outstanding: With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

               (i)  Notes  theretofore   cancelled  by  the  Note  Registrar  or
        delivered to the Indenture Trustee for cancellation; and

               (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course.

        Overcollateralization Amount: With respect to any Payment Date, the amount (but not less than zero), if any, by which (a) the Pool Balance, exceeds
(b) the aggregate Note Balance of the Notes on such Payment Date (in each case, after application of the Principal Collections and Liquidation Loss Amounts for such date). The Overcollateralization Amount is subject to reduction on any Payment Date as described in Section 3.05(c) of the Indenture.

     Overcollateralization Floor: An amount equal to 0.50% of the initial Pool Balance.

        Overcollateralization Increase Amount: With respect to any Payment Date, an amount equal to the lesser of (i) the amount remaining in the Note Payment Account following distributions pursuant to Section 3.05(a)(i) through(vi) of the Indenture and (ii) the amount necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

        Overcollateralization Release Amount: With respect to any date of determination, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

        Owner Trust: GMACM Mortgage Loan Trust 2003-GH2, created by the Certificate of Trust pursuant to the Trust Agreement.

        Owner Trustee: Wilmington Trust Company, not in its individual capacity but solely as owner trustee, and its successors and assigns or any successor Owner Trustee appointed pursuant to the terms of the Trust Agreement.

        Paying Agent: Any paying agent or co-paying agent appointed  pursuant to
Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

        Payment Date: The 25th day of each month, or if such day is not a Business Day, then the next Business Day.

        Percentage Interest: With respect to any Note in any Class and Payment Date, the percentage obtained by dividing the Note Balance of such Note by the aggregate Note Balance of all Notes in such Class prior to such Payment Date. With respect to any Certificate and any Payment Date, the Percentage Interest stated on the face of such Certificate.

        Permitted Investments:  One or more of the following:

        (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) above maturing not more than one month from the date of acquisition thereof; provided, that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided, that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating category available; and provided further, that if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and provided further, that if the only Rating Agency is Standard & Poor's and the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+;

        (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category available; provided, that such commercial paper shall have a remaining maturity of not more than 30 days;

        (v) a money market fund or a qualified investment fund rated by each Rating Agency in one of its two highest long-term rating categories available including any fund advised by the Indenture Trustee or an Affiliate thereof;

        (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not cause a Rating Event; provided, that if the Servicer or any other Person controlled by the Servicer is the issuer or the obligor of any obligation or security described in this clause
(vi), such obligation or security must have an interest rate or yield that is fixed or is variable based on an objective index that is not affected by the rate or amount of losses on the Mortgage Loans; and

        (vii) GMAC Variable Denomination Adjustable Rate Demand Notes constituting unsecured, senior debt obligations of General Motors Acceptance Corporation as outlined in the prospectus dated June 17, 1998 rated by each Rating Agency in its highest short-term rating category available;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest long-term rating category available shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's, and references herein to the highest short-term rating category available shall mean A-1+ in the case of Standard & Poor's and P-1 in the case of Moody's.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any legal individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Plan: Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code, as described in Section
3.05 of the Trust Agreement.

        Plan Assets: The meaning specified in Section 2510.3-101 of the Department of Labor Regulations and as described in Section 3.05 of the Trust Agreement.

        Pool Balance: With respect to any date, the aggregate Stated Principal Balance of all Mortgage Loans as of such date.

        Predecessor Note: With respect to any Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

        Prepayment Interest Shortfall: As to any Payment Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that occurs during the Due Period preceding such Payment Date, an amount equal to the excess of one month's interest at the Net Loan Rate (or Modified Net Loan Rate in the case of a Modified Mortgage Loan) over the amount of interest (adjusted to the Net Loan Rate (or Modified Net Loan Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the preceding calendar month, an amount equal to one month's interest at the Net Loan Rate (or Modified Net Loan Rate in the case of a Modified Mortgage
Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Payment Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to that Payment Date and ending on the 15th day of the month in which the Payment Date occurs.

        Primary Insurance Policy: The policy, if any, of primary mortgage guaranty insurance related to a Mortgage Loan.

        Principal Collection Distribution Amount: For any Payment Date, the total Principal Collections for such Payment Date less any Overcollateralization Release Amount for such Payment Date.

        Principal Collections: With respect to any Payment Date, an amount equal to the sum of (i) the amount of all scheduled Monthly Payments on the Mortgage Loans due on the related Due Dates and received and applied to principal on or prior to the related Determination Date and any Advances in respect of principal, as reported by the Servicer or the related Subservicer; (ii) the principal portion of all proceeds of the repurchase of any Mortgage Loans as required by the Purchase Agreement during the prior calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during prior calendar month or, in the case of Prepayments in Full, during the related Prepayment Period (or deemed to be received during the prior calendar month, including, without limitation, full and partial Principal Prepayments made by the respective Mortgagors, Insurance Proceeds and Net Liquidation Proceeds), to the extent not previously distributed.

        Principal Prepayment: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Prospectus Supplement: The prospectus supplement dated December 17, 2003, relating to the Notes.

     Purchase Agreement: The mortgage loan purchase agreement dated as of December 22, 2003, among the Sellers, the Purchaser, the Issuer and the Indenture Trustee.

     Purchase Price: The amounts specified in Section 2.3(a) of the Purchase Agreement.

     Purchaser: Residential Asset Mortgage Products, Inc., as purchaser under the Purchase Agreement.

        Rating Agency: Each of Moody's and Standard & Poor's, or, if any such organization or a successor thereto is no longer in existence, such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term rating category of a Rating Agency shall mean A-1+ in the case of Standard & Poor's and P-1 in the case of Moody's; and in the case of any other Rating Agency, shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's; and in the case of any other Rating Agency, shall mean such equivalent rating.

        Rating Event: The qualification, reduction or withdrawal by a Rating Agency of its then-current rating of the Notes.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the sum of the Net Loan Rate from the Due Date as to which interest was last paid or advanced to Noteholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the sum of the Net Loan Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Servicer or any Subservicer with respect to related Advances or expenses as to which the Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed.

        Realized Losses allocated to the Class SB Certificates shall be allocated first to the REMIC II Regular Interest SB-IO in reduction of the accrued but unpaid interest thereon until such accrued and unpaid interest shall have been reduced to zero and then to the REMIC II Regular Interest SB-PO in reduction of the Principal Balance thereof.

        Record Date: With respect to any Payment Date and the Class A-1 Notes, the close of business on the last Business Day preceding that Payment Date. With respect to any Payment Date, other than the first Payment Date, and each Class of Notes, other than the Class A-1 Notes, the last day of the calendar month preceding that Payment Date, and in the case of the first Payment Date, the Closing Date.

        Recovery Amount: Amounts collected on a Mortgage Loan after the Mortgage Loan becomes a Liquidated Mortgage Loan, net of any Servicing Fee, Recovery Fee and any reimbursement for advances and expenses of the Servicer.

        Recovery Fee: A customary fee charged for the collection of Liquidation Proceeds on any Mortgage Loan after the date that such Mortgage Loan became a Liquidated Mortgage Loan.

        Reference Bank Rate: With respect to any Interest Period, the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of one percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market in amounts approximately equal to the sum of the outstanding Note Balance of the Class A-1 Notes; provided, that at least two Reference Banks provide such rate. If fewer than two such rates are provided, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Servicer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Note Balance of the Class A-1 Notes.

        Reference Banks: Shall mean three major banks in the London interbank market selected by the Indenture Trustee after consultation with the Servicer.

        Regular Interest: Any of the REMIC I Regular Interests or REMIC II Regular Interests.

        Related Documents: With respect to each Mortgage Loan, the documents contained in the related Mortgage File.

        Relief Act Shortfalls: With respect to any Payment Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the related Due Period as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or any similar legislation or regulations, the shortfall, if any, equal to (i) one month's interest on the Stated Principal Balance of such Mortgage Loan at the applicable Loan Rate, over (ii) the interest collectible on such Mortgage Loan during such Due Period.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: JPMorgan Chase Bank; provided that if the REMIC Administrator is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Servicer or Indenture Trustee acting as Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets in the Trust Estate with respect to which a REMIC election is to be made.

        REMIC I Certificates:  The Class R-I Certificates.
        --------------------

        REMIC I Liquidation Loss Amounts: For any Payment Date, Liquidation Loss Amounts on the Mortgage Loans for the related Due Period shall be allocated as follows: Liquidation Loss Amounts shall be allocated to the Class LT1, LT2, LT3 and LT4 REMIC I Regular Interests in reduction of the principal balances thereof to the extent required to reduce the aggregate principal balance of the Class LT1, LT2, LT3 and LT4 REMIC I Regular Interests to the aggregate principal balance of the Mortgage Loans with any remaining Liquidation Loss Amounts treated as reducing accrued interest on the Class LT1, LT2, LT3 and LT4 REMIC I Regular Interests. Liquidation Loss Amounts treated as reducing the principal balance of the Class LT1, LT2, LT3 and LT4 REMIC I Regular Interests shall be allocated, first, to the Class LT2, LT3 and LT4 REMIC I Regular Interests pro-rata according to their respective Principal Reduction Amounts in amounts not in excess of such Principal Reduction Amounts, second, to the Class LT1 REMIC I Regular Interest until the principal balance of such Regular Interest shall have been reduced to zero, and, thereafter, to the Class LT2, LT3 and LT4 REMIC I Regular Interests pro-rata according to their respective principal balances.

        REMIC I Regular Interests: The Class LT1 REMIC I Regular Interest, Class LT2 REMIC I Regular Interest, Class LT3 REMIC I Regular Interest and the Class LT4 REMIC I Regular Interest having the properties set forth in the following table and elsewhere herein:


                         REMIC I            INITIAL     LATEST POSSIBLE
      DESIGNATION    REMITTANCE RATE        BALANCE     MATURITY DATE(1)
----------------------------------------------------------------------------

          LT1          Variable(2)    $322,396,350.56    April 25, 2033
----------------------------------------------------------------------------

          LT2          Variable(2)       $9,896.59       April 25, 2033
----------------------------------------------------------------------------

          LT3           Variable(2       $22,348.51      April 25, 2033
----------------------------------------------------------------------------

          LT4          Variable(2)       $22,348.51      April 25, 2033
----------------------------------------------------------------------------

(1)Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Payment Date immediately following the latest possible maturity date for any Mortgage Loan has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2)Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

        REMIC I Remittance Rate: With respect to the Class LT1 and LT2 REMIC I Regular Interests, the Weighted Average Net Loan Rate; with respect to the Class LT3 REMIC I Regular Interest, zero; and with respect to the Class LT4 REMIC I Regular Interest, twice the Weighted Average Net Loan Rate.

        REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II Regular Interests: The REMIC II Regular Interest A, REMIC II Regular Interest M-1, REMIC II Regular Interest M-2, REMIC II Regular Interest B, the REMIC II Regular Interest SB-IO and REMIC II Regular Interest SB-PO having the properties set forth in the following table and elsewhere herein:

------------------------------------------------------- -----------------------

                         REMIC II      INITIAL             LATEST POSSIBLE
      DESIGNATION    REMITTANCE RATE   BALANCE             MATURITY DATE(1)
------------------------------------------------------- -----------------------
------------------------------------------------------- -----------------------

          A-1          Variable(2)    93,678,000.00         April 25, 2033
------------------------------------------------------- -----------------------
------------------------------------------------------- -----------------------

          A-2            Fixed(2)     81,050,000.00         April 25, 2033
------------------------------------------------------- -----------------------
------------------------------------------------------- -----------------------

          A-3            Fixed(2)     $2,280,000.00         April 25, 2033
------------------------------------------------------- -----------------------
------------------------------------------------------- -----------------------

          A-4            Fixed(2)     98,961,000.00         April 25, 2033
------------------------------------------------------- -----------------------
------------------------------------------------------- -----------------------

          M-1            Fixed(2)     98,544,000.00         April 25, 2033
------------------------------------------------------- -----------------------
------------------------------------------------------- -----------------------

          M-2            Fixed(2)     $7,254,000.00         April 25, 2033
------------------------------------------------------- -----------------------
------------------------------------------------------- -----------------------

           B           Variable(2)    $6,448,000.00         April 25, 2033
------------------------------------------------------- -----------------------
------------------------------------------------------- -----------------------

        SB-IO(3)         Fixed(2)             $0.00         April 25, 2033
------------------------------------------------------- -----------------------
------------------------------------------------------- -----------------------

        SB-PO(3)         Fixed(2)     $4,235,944.16         April 25, 2033
------------------------------------------------------- -----------------------

(1)Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Payment Date immediately following the latest possible maturity date for any Mortgage Loan has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2)Calculated in accordance with the definition of "REMIC II Remittance Rate" herein.

(3)The Class SB Certificates will be comprised of two REMIC II regular interests, a principal only regular interest designated SB-PO and an interest only regular interest designated SB-IO, which will be entitled to distributions as set forth in the Indenture. The rights of the Holder of the Class SB Certificate to payments from the Hedge Agreement shall be outside and apart from its rights under the REMIC II Regular Interests SB-IO and SB-PO.

        REMIC II Remittance Rate: With respect to REMIC II Regular Interests A, M-1, M-2 and B, the lesser of the applicable Note Rate and the Weighted Average Net Loan Rate. With respect to REMIC II Regular Interest SB-IO, the Certificate Rate. With respect to the REMIC II Regular Interest SB-PO, zero.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        Remittance Rate: The REMIC I Remittance Rate or REMIC II Remittance Rate, as applicable.

        REO Acquisition: The acquisition by the Servicer on behalf of the Indenture Trustee for the benefit of the Noteholders of any REO Property pursuant to Section 3.14 of the Servicing Agreement.

        REO Disposition: As to any REO Property, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Loan Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Repurchase Event: With respect to any Mortgage Loan, a discovery that, as of the Closing Date with respect to a Mortgage Loan the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of any prior mortgage indicated on the Mortgage Loan Schedule, (B) the lien of real property taxes and assessments not yet due and payable, (C) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are customarily accepted for similar loans and
(D) other matters to which like properties are commonly subject that do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property.

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        Repurchase  Price:  With respect to any Mortgage  Loan (or REO Property)
required to be repurchased on any date pursuant to the Purchase Agreement or purchased by the Servicer pursuant to the Servicing Agreement, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Loan Rate (or with respect to the last day of the month in the month of repurchase, the Loan Rate will be the Loan Rate in effect as of the second to last day in such month) on the outstanding Stated Principal Balance thereof from the Due Date to which interest was last paid by the related Mortgagor to the first day of the month following the month of purchase.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Overcollateralization Amount: As to any Payment Date prior to the Stepdown Date the Required Overcollateralization Amount will equal 2.25% of the Cut-Off Date Pool Balance. On or after the Stepdown Date if a Trigger Event is not in effect for such Payment Date, the Required Overcollateralization Amount will be equal to the greater of (a) 4.50% of the Pool Balance after distributions have been made on such Payment Date and (y) the Overcollateralization Floor. On or after the Stepdown Date if a Trigger Event is in effect for such Payment Date, the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect on the immediately preceding Payment Date. In addition, the Required Overcollateralization Amount may be reduced with the prior written consent of the Rating Agencies.

        Responsible Officer: With respect to the Indenture Trustee, any officer of the Indenture Trustee with direct responsibility for the administration of the Trust Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        Rolling Three Month Delinquency Rate: As of any Payment Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Ratio for the current Payment Date and each of the two immediately preceding Payment Dates (or none or one, in the case of the first or second Payment Dates, respectively).

        SB-IO Marker Rate: Two times the weighted average of the REMIC I Remittance Rates for the Class LT2 REMIC I Regular Interest and the Class LT3 REMIC I Regular Interest weighted by their respective Class Principal Balances.

        Secretary of State:  The Secretary of State of the State of Delaware.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     Securities Balance: The Note Balance or Certificate Balance, as the context may require.

        Security:  Any Certificate or a Note, as the context may require.

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     Security  Agreement:  With respect to a  Cooperative  Loan,  the  agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Securityholder:  Any Noteholder or Certificateholder.

        Seller:  GMACM.

        Senior Enhancement Percentage: For any Payment Date, the percentage obtained by dividing (i) the sum of (a) the aggregate Note Balances of the Class M-1, Class M-2 and Class B Notes and (b) the Overcollateralization Amount, in each case prior to the distribution of the related Principal Collection Distribution Amount on such Payment Date, by (ii) the Pool Balance as of the last day of the related Due Period.

     Servicer: GMAC Mortgage Corporation, a Pennsylvania corporation, and its successors and assigns.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14 of the Servicing Agreement, including, if the Servicer or any Affiliate of the Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Agreement: The servicing agreement dated as of December 22, 2003 among the Servicer, the Issuer and the Indenture Trustee.

        Servicing Certificate: A certificate completed and executed by a Servicing Officer on behalf of the Servicer in accordance with Section 4.01 of the Servicing Agreement.

        Servicing Default:  Any one of the following events:

        (i) any failure by the Servicer to deposit in the Custodial Account, the Note Payment Account or the Distribution Account any deposit required to be made under the terms of the Servicing Agreement that continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Issuer or the Indenture Trustee;

        (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Securities or in the Servicing Agreement, which failure, in each case, materially and adversely affects the interests of the Securityholders, and which failure continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" under the Servicing Agreement, shall have been given to the Servicer by the Issuer or the Indenture Trustee;

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

        (iii) the entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Servicer or its property, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

        (iv) the Servicer shall voluntarily submit to Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law relating to the Servicer or of or relating to all or substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

        Servicing Fee: With respect to any Mortgage Loan and any Due Period, the product of (i) the Servicing Fee Rate divided by 12 and (ii) the Pool Balance as of the first day of such Due Period.

        Servicing Fee Rate: 0.35% per annum; provided, however, that if a successor servicer is appointed to act as Servicer pursuant to Section 7.02 of the Servicing Agreement, 0.50% per annum.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with Section 3.07 of the Servicing Agreement.

        Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee by the Servicer, as such list may be amended from time to time.

     Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.


     Stated Principal Balance: With respect to any outstanding Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan as of the preceding Due Date, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Payment
Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Servicer as recoveries of principal in accordance with Section
3.14 of the Servicing Agreement with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 3.05 of the Indenture on any previous Payment Date; provided, however, that the Stated Principal Balance of a Liquidated Mortgage Loan shall be zero.

        Statutory Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.ss.3801 et seq., as the same may be amended from time to time.

        Stepdown  Date:  The later of (i) the Payment  Date in January  2007 and
(ii) the first Payment Date on which the Pool Balance is less than 50.00% of the Pool Balance as of the Cut-Off Date and the Overcollateralization Amount is equal to or greater than the Required Overcollateralization Amount.

        Subordination Percentage: With respect to the Class A Notes 81.70%, with respect to the Class M-1 Notes, 87.00%, with respect to the Class M-2 Notes, 91.50% and with respect to the Class B Notes, 95.50%.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Each Person that enters into a Subservicing Agreement as a subservicer of Mortgage Loans.

        Subservicing Agreement: The written contract between the Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.01 of the Servicing Agreement.

        Substitution Adjustment Amount: With respect to any Eligible Substitute Loan and any Deleted Loan, the amount, if any, as determined by the Servicer, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Securityholders in the month of substitution).

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08 of the Servicing Agreement.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer, if any.

     Tax Matters Partner: GMACM, as initial Certificateholder of the Class R Certificates.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each REMIC due to their classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

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

        Telerate Screen Page 3750: The display page so designated on the Bridge Telerate Capital Markets Report (or such other page as may replace page 3750 on such service for the purpose of displaying London interbank offered rates of major banks, or, if such service is no longer offered, such other service for displaying London interbank offered rates or comparable rates as may be selected by the Indenture Trustee after consultation with the Servicer).

        Treasury Regulations: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

     Trigger Event: Any Payment Date, the occurrence of either of the following:

        (i) the Rolling Three Month Delinquency Rate equals or exceeds 30.00% of the Senior Enhancement Percentage; or

        (ii) The cumulative Realized Losses (reduced by cumulative Recovery Amounts) applied by the Servicer in respect of such Mortgage Loan on the Mortgage Loans exceed (a) with respect to the 37th through 48th Payment, 1.50% of the aggregate Cut-Off Date Principal Balance, (b) with respect to the 49th through 60th Payment Dates, 1.75% of the aggregate Cut-Off Date Principal Balance, (c) with respect to the 61st through 72nd Payment Dates, 2.00% of the aggregate Cut-Off Date Principal Balance, and (d) with respect to all Payment Dates thereafter, 2.25% of the aggregate Cut-Off Date Principal Balance.

        The Trigger Events may be revised with the prior written consent of the Rating Agencies.

        Trust Agreement: The trust agreement dated as of December 22, 2003, between the Owner Trustee and the Depositor.

     Trust Estate: The meaning specified in the Granting Clause of the Indenture.

        Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

        Twelve Month Loss Amount: With respect to any Payment Date, an amount equal to the aggregate of all Realized Losses on the Mortgage Loans during the 12 preceding Due Periods (reduced by aggregate Recovery Amounts for such Due Periods) or, prior to the twelfth Payment Date, since the Closing Date.

        UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

        Uncertificated Accrued Interest: With respect to any REMIC I Regular Interest for any Payment Date, one month's interest at the related REMIC I Remittance Rate for such Payment Date, accrued on the Uncertificated Principal Balance immediately prior to such Payment Date. Uncertificated Accrued Interest for the REMIC I Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Payment Date, any Prepayment Interest Shortfalls or Relief Act Shortfalls relating to the Mortgage Loans for any Payment Date shall be allocated among the LT1, LT2, LT3 and LT4 REMIC I Regular Interests, pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence. With respect to any Payment Date and the REMIC II Regular Interest SB-IO, one month's interest at the related REMIC II Remittance Rate on the Notional Amount thereof reduced by the amount allocated to the Class SB Certificates of any Prepayment Interest Shortfalls or Relief Act Shortfalls relating to the Mortgage Loans.

        Uncertificated Notional Amount: With respect to REMIC II Regular Interest SB-IO and any date of determination, the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests for such Payment Date.

        Uncertificated Principal Balance: With respect to any Payment Date and any REMIC I or REMIC II Regular Interest, the Initial Balance thereof reduced by the allocation to the principal thereof on prior Payment Dates of Liquidation Loss Amounts pursuant to the definitions of REMIC I Liquidation Loss Amounts and REMIC II Liquidation Loss Amounts and of amounts deemed distributed with respect to the REMIC I or REMIC II Regular Interests, respectively.

        Underwriter:  Bear, Stearns & Co. Inc.

     Underwriting Agreement: The underwriting agreement dated April 3, 2003, between the Depositor and the Underwriter.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        VA:    The Veterans Administration and any successor thereto.
        --

        Voting Rights: The portion of the voting rights of the Holders of the Notes allocated to each Class of Notes. 100.00% of all of the Voting Rights exercisable by the Noteholders shall be allocated among the Classes Notes in accordance with their respective outstanding Note Balances. Voting Rights shall be allocated among the Holders of a Class of Notes on a pro rata basis in accordance with their respective Percentage Interests.



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